PROSPECTUS                                                    DECEMBER 28, 2007


            [LOGO]
            HARDING . LOEVNER

            FAMILY OF MUTUAL FUNDS for Institutional Investors

            o     International Equity Portfolio - Institutional Class
            o     Institutional Emerging Markets Portfolio
            o     Global Equity Portfolio - Institutional Class

            As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is truthful or complete, nor has it judged the investment merit of the securities offered. It is a criminal offense to state otherwise.

            [LOGO]

                                                   Harding, Loevner Funds, Inc.
                                                           P.O. Box 642, OPS 22
                                                          Boston, MA 02117-0642
                                                              Fax: 617-937-3051

                    1.877.435.8105 o www.hardingloevner.com

                              TABLE OF CONTENTS

                                                                           PAGE
International Equity Portfolio ........................................       2

Institutional Emerging Markets Portfolio ..............................       5

Global Equity Portfolio ...............................................       8

Principal Investment Strategies and Risks .............................      11

Management of the Fund ................................................      16

Shareholder Information ...............................................      17

Distribution of Fund Shares ...........................................      22

Financial Highlights ..................................................      24

Privacy Notice ........................................................      27

Availability of Additional Information about the Fund .............  Back Cover

                        INTERNATIONAL EQUITY PORTFOLIO

>     INVESTMENT OBJECTIVE

      The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

>     PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in equity securities of companies based in developed markets outside the U.S. as well as established companies in emerging markets. Harding, Loevner Management, L.P. ("Harding Loevner"), the investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their intrinsic value. The Portfolio normally holds 35-75 investments across 15-25 countries. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization.

>     PRINCIPAL RISKS

      As with any mutual fund, you could lose money on your investment in the International Equity Portfolio. Your investment is subject to the following principal risks:

            o MARKET RISK: Investments in the Portfolio may lose value due to a general downturn in stock markets.

            o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social or diplomatic instability. There may also be less publicly-available information about a foreign issuer.

            o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

>     PORTFOLIO PERFORMANCE

      The bar chart and table that follow show how the Portfolio, as represented by the performance of its Institutional Class, has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions were reinvested in the Institutional Class of the Portfolio. How the Institutional Class of the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

             INTERNATIONAL EQUITY PORTFOLIO - INSTITUTIONAL CLASS

                        1997                    -4.22%
                        1998                    10.20%
                        1999                    49.80%
                        2000                   -15.80%
                        2001                   -18.19%
                        2002                   -15.04%
                        2003                    26.96%
                        2004                    11.64%
                        2005                    20.16%
                        2006                    23.01%

      The best calendar quarter return during the period shown above was 25.32% in the 4th quarter of 1999; the worst was -19.45% in the 3rd quarter of 2002. The year-to-date performance through September 30, 2007 was 10.94%.

                                        AVERAGE ANNUAL TOTAL RETURNS
                                 (FOR THE PERIODS ENDED DECEMBER 31, 2006)

      ------------------------------------------------------------------------------------------------
                                                                  ONE YEAR     FIVE YEARS    TEN YEARS
      ------------------------------------------------------------------------------------------------
      International Equity Portfolio - Institutional Class
        Return Before Taxes                                        23.01%        12.22%        6.84%
        Return After Taxes on Distributions(1)                     21.82         12.05         6.39
        Return After Taxes on Distributions and Sale
          of Fund Shares(1)                                        16.86         10.82         5.89
      ------------------------------------------------------------------------------------------------
      MSCI All Country World ex-U.S. Index(2)                      26.64         16.42         8.34
      ------------------------------------------------------------------------------------------------
      Lipper International Fund Index(2)                           25.91         15.14         8.77
      ------------------------------------------------------------------------------------------------

      (1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
          In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
          Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement
          Accounts.

      (2) Returns for indices do not reflect deductions for fees or expenses. In the table above, the
          Portfolio's average annual total return for the periods shown is compared to (i) the MSCI
          All Country World ex-U.S. Index, an index of equity securities that includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 48 countries, excluding the U.S. and (ii) the Lipper International Fund Index, an index of international equity mutual funds compiled by Lipper Analytical Services, Inc.

>     PORTFOLIO FEES AND EXPENSES:

      This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Portfolio.

      SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

      Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Institutional Class shares.

               --------------------------------------------------
               Redemption Fee
               (as a percentage of
               amount redeemed)                      2.00%(1)
               --------------------------------------------------

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS):

              --------------------------------------------------
               Management Fee                        0.75%
              --------------------------------------------------
               Distribution (12b-1) Fee              None
              --------------------------------------------------
               Other Expenses                        0.23%
              --------------------------------------------------
               TOTAL ANNUAL CLASS
               OPERATING EXPENSES                    0.98%(2)
              --------------------------------------------------

      (1) The redemption fee is assessed only on shares that are redeemed 90 days or less from the date they were purchased. See Purchase and Redemption of Shares for further information.
      (2) Until further notice to shareholders, Harding Loevner has voluntarily agreed to cap the total annual class operating expenses at 1.00% (on an annualized basis) of the average daily net assets of the Institutional Class. This expense cap may be terminated at anytime.

>     EXAMPLE

      This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR          3 YEARS          5 YEARS           10 YEARS

            $100            $312             $542              $1,201

                   INSTITUTIONAL EMERGING MARKETS PORTFOLIO

>     INVESTMENT OBJECTIVE

      The Institutional Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets.

>     PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests primarily in equity securities of companies that are based in emerging markets. It may also invest in short-term or other debt securities, including debt securities rated below investment grade. Emerging markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance in developing countries. Harding Loevner undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. The Portfolio normally holds 50-80 investments across at least 15 countries. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization.

>     PRINCIPAL RISKS

      As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment is subject to the following principal risks:

            o MARKET RISK: Investments in the Portfolio may lose value due to a general downturn in stock markets.

            o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social or diplomatic instability. There may also be less publicly-available information about a foreign issuer.

            o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

            o DEBT SECURITIE S RISK: Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities than for debt securities with shorter maturities.

            o HIGH RISK/HIGH YIELD SECURITIES: Investments in high risk/high yield securities, such as debt securities rated below investment grade, carry the risk that the issuer may default on the payment of principal or interest. These securities either have speculative elements or are predominantly speculative investments.

>     PORTFOLIO PERFORMANCE

      The bar chart and table that follow show how the Portfolio has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions were reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

                   INSTITUTIONAL EMERGING MARKETS PORTFOLIO

                        2006                    30.10%

      The best calendar quarter return during the period shown above was 15.37% in the 4th quarter of 2006; the worst was -6.72% in the 2nd quarter of 2006. The year-to-date performance through September 30, 2007 was 29.40%.

      AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDED DECEMBER 31, 2006)
      ------------------------------------------------------------------------------------------
                                                                                     SINCE
                                                                                   PORTFOLIO'S
                                                                     ONE YEAR      INCEPTION
      ------------------------------------------------------------------------------------------
      Institutional Emerging Markets Portfolio
          Return Before Taxes                                         30.10%        38.37%
          Return After Taxes on Distributions(1)                      30.14         38.35
          Return After Taxes on Distributions and Sale of
            Fund Shares(1)                                            19.66         32.80
      ------------------------------------------------------------------------------------------
      MSCI Emerging Markets Index(2)                                  32.16         40.33
      ------------------------------------------------------------------------------------------
      Lipper Emerging Markets Fund Index(2)                           32.06         39.66
      ------------------------------------------------------------------------------------------

      (1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

      (2) Returns for indices do not reflect deductions for fees or expenses. In the table above, the Portfolio's average annual total return for the periods shown is compared to MSCI Emerging Markets Index, an index of equity securities that includes all emerging markets in the MSCI universe of 26 countries and the Lipper Emerging Markets
          Fund Index, an index of emerging market equity mutual funds compiled by Lipper
          Analytical Services, Inc.

>     PORTFOLIO FEES AND EXPENSES:

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

      SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

      Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

               -----------------------------------------------------
               Redemption Fee (as a
               percentage of amount
               redeemed)                                    2.00%(1)
               -----------------------------------------------------

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS):

               -----------------------------------------------------
               Management Fee                               1.25%
               -----------------------------------------------------
               Distribution (12b-1) Fee                     None
               -----------------------------------------------------
               Other Expenses                               0.30%
               -----------------------------------------------------
               TOTAL ANNUAL FUND
               OPERATING EXPENSES                           1.55%(2)
               -----------------------------------------------------

      (1) The redemption fee is assessed only on shares that are redeemed 90 days or less from the date they were purchased. See Purchase and Redemption of Shares for further information.
      (2) Until further notice to shareholders, Harding Loevner has voluntarily agreed to cap the total annual fund operating expenses at 1.30% (on an annualized basis) of the average daily net assets of the Portfolio. This expense cap may be terminated at anytime.

>     EXAMPLE

      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR          3 YEARS          5 YEARS           10 YEARS

            $158            $490              $845             $1,845

                           GLOBAL EQUITY PORTFOLIO

>     INVESTMENT OBJECTIVE

      The Global Equity Portfolio (the "Portfolio") seeks long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

>     PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in equity securities of companies based in the U.S. and other developed markets, as well as emerging markets. Harding Loevner undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. The Portfolio normally holds 35-75 investments across 15-25 countries. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization.

>     PRINCIPAL RISKS

      As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment is subject to the following principal risks:

            o MARKET RISK: Investments in the Portfolio may lose value due to a general downturn in stock markets.

            o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social or diplomatic instability. There may also be less publicly-available information about a foreign issuer.

            o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

>     PORTFOLIO PERFORMANCE

      The bar chart and table that follow show how the Portfolio, as represented by the performance of its Institutional Class, has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions were reinvested in the Institutional Class of the Portfolio. How the Institutional Class of the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

                GLOBAL EQUITY PORTFOLIO -- INSTITUTIONAL CLASS

                        1997                     9.34%
                        1998                     2.00%
                        1999                    37.13%
                        2000                     0.57%
                        2001                   -15.46%
                        2002                   -18.96%
                        2003                    31.38%
                        2004                     7.61%
                        2005                    16.65%
                        2006                    17.84%

      The best calendar quarter return during the period shown above was 24.82% in the 4th quarter of 1999; the worst was -17.70% in the 3rd quarter of 1998. The year-to-date performance through September 30, 2007 was 18.39%.

      AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDED DECEMBER 31, 2006)
      ------------------------------------------------------------------------------------------------
                                                                 ONE YEAR     FIVE YEARS     TEN YEARS
      ------------------------------------------------------------------------------------------------
      Global Equity Portfolio-Institutional Class
          Return Before Taxes                                     17.84%         9.51%         7.43%
          Return After Taxes on Distributions(1)                  16.55          9.20          6.42
          Return After Taxes on Distributions and Sale of
            Fund Shares(1)                                        13.39          8.31          6.08
      ------------------------------------------------------------------------------------------------
      MSCI All Country World Index(2)                             20.95         10.81          7.92
      ------------------------------------------------------------------------------------------------
      Lipper Global Equity Fund Index(2)                          19.29         10.38          8.23
      ------------------------------------------------------------------------------------------------

      (1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or
          Individual Retirement Accounts.

      (2) Returns for indices do not reflect deductions for fees or expenses. In the table above, the Portfolio's average annual total return for the periods shown is compared to (i) the
          MSCI All Country World Index, an index of global equity securities that includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI")
          universe of 49 countries and (ii) the Lipper Global Equity Fund Index, an index of global equity mutual funds compiled by Lipper Analytical Services, Inc.

>     PORTFOLIO FEES AND EXPENSES:

      This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Portfolio.

      SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

      Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Institutional Class shares.

               -----------------------------------------------------
               Redemption Fee (as a
               percentage of amount
               redeemed)                                    2.00%(1)
               -----------------------------------------------------

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS):

               -----------------------------------------------------
               Management Fee                               1.00%
               -----------------------------------------------------
               Distribution (12b-1) Fee                     None
               -----------------------------------------------------
               Other Expenses                               0.43%
               -----------------------------------------------------
               TOTAL ANNUAL CLASS
               OPERATING EXPENSES                           1.43%(2)
               -----------------------------------------------------

      (1) The redemption fee is assessed only on shares that are redeemed 90 days or less from the date they were purchased. See Purchase and Redemption of Shares for further information.
      (2) Until further notice to shareholders, Harding Loevner has voluntarily agreed to cap the total annual class operating expenses at 1.25% (on an annualized basis) of the average daily net assets of the Institutional Class. This expense cap may be terminated at anytime.

>     EXAMPLE

      This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR          3 YEARS          5 YEARS           10 YEARS

            $146            $452             $782              $1,713

                  PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company that currently has five separate diversified portfolios (each, a "Portfolio"), each of which has its own investment objective, strategy and policies. The Fund is advised by Harding, Loevner Management, L.P. ("Harding Loevner"). There is no assurance that a Portfolio will achieve its investment objective.

INVESTMENT PROCESS

Harding Loevner manages the Portfolios utilizing a bottom-up, business-focused approach based on careful study of individual companies and the competitive dynamics of the global industries in which they participate. The process consists of four stages: (1) Initial Qualification of companies for further research; (2) Intensive Research into the businesses of qualified candidates;
(3) Valuation of securities of potential investments; and (4) Construction of a diversified portfolio from the most promising opportunities.

To qualify companies for more intensive research, Harding Loevner's investment analysts survey companies in their assigned portions of the investment universe in an effort to identify potential candidates that have (i) good prospects for near- and long-term growth in sales, earnings and dividends;
(ii) high-quality management, with a proven record of success and respect for interests of shareholders; (iii) financial strength, in terms of free cash flow and available borrowing capacity; and (iv) durable competitive advantages that enable them to earn high margins that can be sustained over time.

Companies that appear qualified on these criteria are then examined more intensively. Using primary and secondary sources, including management interviews, analysts assess qualified companies on ten competitive, management and financial characteristics using a proprietary scoring system known as the Quality Quotient ("QQ") system. This framework aids analysts in gaining insight into companies' competitive positions and the extent and durability of their growth prospects, and facilitates comparisons across different countries and industries. To evaluate the investment potential of the strongest candidates, analysts construct financial models to forecast long-term growth in earnings and dividends, which, together with the QQ score, form the basis for their estimates of the intrinsic value of the companies' securities. Based upon their business forecasts and evaluation of investment potential, analysts predict the relative price performance of stocks under their coverage, and issue purchase and sale recommendations accordingly. When issuing a purchase recommendation on the stock of a company, an analyst also sets out an expectation for future business performance of the company ("milestones").

In constructing portfolios, Harding Loevner's portfolio managers select among the analyzed securities, taking into consideration their predicted relative price performance, the timeliness and investment potential, the implications for portfolio risk of their selections and the requirement to observe portfolio diversification guidelines. A holding is reduced or removed from a portfolio if and when, in the judgment of the portfolio managers, it (i) grows to too large a proportion of the portfolio, in terms of its impact on portfolio risk; (ii) becomes substantially overpriced in relation to its estimated intrinsic value; (iii) fails to achieve the pre-established milestones for business (as opposed to share price) performance, including breach of trust by management; or (iv) is displaced by more compelling investment opportunities.

The investment objectives, policies and risks of the International Equity Portfolio, Institutional Emerging Markets Portfolio and Global Equity Portfolio are detailed below. Except as otherwise indicated, the Fund's Board of Directors may change the investment policies at any time to the extent that such changes are consistent with the investment objective of the applicable Portfolio. However, each Portfolio's investment objective is fundamental and may not be changed without a majority vote of the Portfolio's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Portfolio (a "majority vote").

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, securities convertible into such common stocks (including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), collectively, "Depositary Receipts"), closed-end investment companies (investment companies that invest in the types of securities in which the Portfolio would normally invest), and rights and warrants issued by companies that are based outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies.

The Portfolio will normally invest broadly in the available universe of equity securities of companies domiciled in at least 15 countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets," generally considered to include all other countries except those noted above and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, Depositary Receipts will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

For temporary defensive purposes, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses temporary defensive strategies and thus may not achieve its investment goal.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets in which the Portfolio invests, or the variability of cash flows into and out of the Portfolio.

INSTITUTIONAL EMERGING MARKETS PORTFOLIO

The Institutional Emerging Market Portfolio's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of companies based in emerging markets.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets securities. Emerging markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low-to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice.

The Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including Depositary Receipts), closed-end investment companies (investment companies that invest in the types of securities in which the Portfolio would normally invest), and rights and warrants issued by companies that are based in emerging markets. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies. The Portfolio also may invest up to 35% of its total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes. The Portfolio also may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices.

The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities that are rated below investment-grade, that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Service ("S&P") and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

The Portfolio will invest broadly in the available universe of equity and debt securities of companies domiciled in one of at least 15 countries with "emerging markets," generally considered to include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, Depositary Receipts will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

The Portfolio does not hedge foreign currency exposure, except on rare occasions when Harding Loevner has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

For temporary defensive purposes, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses temporary defensive strategies and thus may not achieve its investment goal.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets in which the Portfolio invests, or the variability of cash flows into and out of the Portfolio.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, securities convertible into such common stocks (including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), collectively, "Depositary Receipts"), closed-end investment companies (investment companies that invest in the types of securities in which the Portfolio would normally invest), and rights and warrants issued by companies that are based both inside and outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice.

The Portfolio will normally invest broadly in the available universe of equity securities of companies domiciled in at least 15 countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, New Zealand and Singapore; (3) the United States and Canada; and (4) countries with "emerging markets," generally considered to include all markets except those noted above. At least 65% of total assets will be denominated in at least three currencies, which may include the U.S. Dollar. For purposes of compliance with this restriction, Depositary Receipts will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

For temporary defensive purposes, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses temporary defensive strategies and thus may not achieve its investment goal.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets in which the Portfolio invests, or the variability of cash flows into and out of the Portfolio.

OTHER INVESTMENT STRATEGIES

The International Equity Portfolio and Global Equity Portfolio also may invest up to 20% of each Portfolio's total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes and may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices.

The International Equity Portfolio and the Global Equity Portfolio may invest up to 20% of each Portfolio's total assets in convertible securities and debt securities that are rated below investment grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

Harding Loevner does not generally hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

RISKS ASSOCIATED WITH THE PORTFOLIOS' INVESTMENT POLICIES AND TECHNIQUES

The share price of a Portfolio will change daily based on changes in the value of the securities that a Portfolio holds. The principal risks of investing in each of the Portfolios and the circumstances reasonably likely to cause the value of your investment to decline are described below. Please note that there are other circumstances that are not described here that could cause the value of your investment to decline and which could prevent a Portfolio from achieving its investment objective.

Foreign Investments. (All Portfolios) Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S. entities. Changes in foreign currency exchange rates may affect the value of investments of a Portfolio. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly-available information about a foreign financial instrument than about a U.S. instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. A Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations. Ownership of unsponsored Depositary Receipts may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored Depositary Receipts. See also "Shareholder Information-Tax Considerations" below.

Emerging Markets Securities. (All Portfolios) The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in developing countries with limited or immature capital markets. Security prices and currency valuations in emerging markets can be significantly more volatile than in the more established markets of the developed nations, reflecting the greater uncertainties of investing in less mature markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

OTHER RISKS

High Yield/High Risk Securities. Each Portfolio may invest up to 20% of its total assets in convertible securities and debt securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality as determined by Harding Loevner (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The International Equity, Institutional Emerging Markets and Global Equity Portfolios may each invest up to 10% of its total assets in securities rated B or lower by Moody's or S&P, or of equivalent quality. None of the Portfolios may invest in securities rated C by Moody's or D by S&P, or the equivalent, which may be in default with respect to payment of principal or interest.

Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investments and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Portfolio's ability to dispose of particular securities and may limit a Portfolio's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

Repurchase Agreements. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled.

Derivatives and Hedging. The Portfolios use derivative instruments (collectively, "Derivatives"), such as futures, for hedging purposes and to increase overall return for the Portfolios. These investment practices may entail certain risks.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Harding Loevner's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. The Portfolios may purchase or sell options. The sale of put and call options could result in losses to a Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The purchase of options involves costs associated with the option premium and, if the option is exercised, risks associated with the settlement and the creditworthiness of the party selling the option. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the Derivative will be greater than gains in the value of the Portfolio's position. The loss from investing in futures transactions that are unhedged or uncovered, is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent a Portfolio utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would the purchase of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Portfolio's net asset value and possibly income. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information ( "SAI"), which may be obtained by following the instructions at the back of this Prospectus.

Credit Quality. The value of an individual security or particular type of security can be more volatile than the market as a whole and can behave differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments, and might be difficult to resell.

                            MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Harding Loevner serves as investment adviser to the Fund. Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of October 31, 2007, Harding Loevner managed approximately $6.85 billion in assets. Harding Loevner is located at 50 Division Street, Suite 401, Somerville, NJ 08876.

Subject to the direction and authority of the Fund's Board of Directors, Harding Loevner provides investment advisory services to the International Equity Portfolio and Global Equity Portfolio pursuant to Investment Advisory Agreements, each dated October 14, 1996, the Institutional Emerging Markets Portfolio pursuant to an Investment Advisory Agreement dated July 25, 2005. Under the Investment Advisory Agreements, Harding Loevner is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by each Portfolio of the Fund, purchasing and selling securities on behalf of the Portfolios, and determining how voting and other rights with respect to the portfolio securities of the Portfolios are exercised in accordance with each Portfolio's investment objective, policies and restrictions. Harding Loevner also provides office space, equipment and personnel necessary to manage the Portfolios. Harding Loevner bears the expense of providing the above services to each Portfolio of the Fund.

The aggregate advisory fees paid by each Portfolio to Harding Loevner during the fiscal year ended October 31, 2007 as a percentage of each Portfolio's average daily net assets were 1.00% for Institutional Emerging Markets Portfolio, 0.74% for International Equity Portfolio, and 0.82% for Global Equity Portfolio.

The advisory fee paid by each Portfolio is higher than that charged by most funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolios. Harding Loevner may make payments from its own resources to parties that provide distribution, recordkeeping, shareholder communication and other services under mutual fund supermarket and other programs. See also "Distribution of Fund Shares" below.

ADVISORY CONTRACT APPROVAL

A discussion of the basis for the Board of Directors' approval of the advisory contracts for the Fund is available in the Fund's annual reports to shareholders for the period ended October 31, 2007.

PORTFOLIO MANAGEMENT

Simon Hallett, CFA, is the Chief Investment Officer and a director of Harding Loevner's general partner. He previously served as Harding Loevner's Chief Equity Investment Officer (2002-2003) and senior portfolio manager (1992-2002). He graduated from Oxford University in 1978 and joined Harding Loevner in 1991.

Ferrill Roll, CFA, is a portfolio manager, analyst and a director of Harding Loevner's general partner. As an analyst, he focuses on banks and diversified financial companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996.

G. "Rusty" Johnson III, CFA, is a portfolio manager, analyst and a director of Harding Loevner's general partner. As an analyst, he focuses on emerging market companies. He graduated with honors in Economics from Washington and Lee University in 1986. He also studied at Fu Jen University in Taiwan and Chinese University in Hong Kong. Mr. Johnson joined Harding Loevner in 1994.

Alexander T. Walsh, CFA, is a portfolio manager, analyst, and a director of Harding Loevner's general partner. As an analyst, he focuses on the health care and mining industries. Mr. Walsh graduated from McGill University in 1978 and joined Harding Loevner in 1994.

Peter J. Baughan, CFA, is a portfolio manager and analyst. As an analyst, he focuses on the information technology, media and telecommunications sectors. Mr. Baughan graduated from the University of North Carolina, Chapel Hill, in 1983 and joined Harding Loevner in 1997.

Craig Shaw, CFA, is a portfolio manager and analyst. As an analyst, he focuses on the energy, materials and capital goods sectors. Mr. Shaw graduated from Concordia College in 1986, and received an MBA in International Management from Thunderbird/Garvin School of International Management in 1989. He joined Harding Loevner in 2001.

Yang Xiang, CFA, is a portfolio manager and analyst. As an analyst, he focuses on consumer staples, consumer discretionary and commercial services industries. Mr. Xiang graduated from Fudan University (Shanghai) in 1989 and received an MSBA in Finance and Business Economics from the University of Southern California in 1995. He joined Harding Loevner in 2000.

Messrs. Hallett, Walsh, Roll and Baughan serve as the primary portfolio managers of the International Equity Portfolio. Mr. Hallett has held his position since the Portfolio's predecessor fund's inception in May 1994 and Mr. Walsh has held his position since January 2001. Messrs. Roll and Baughan have held their positions since October 2004. Mr. Hallett is the lead manager.

Messrs. Johnson, Hallett and Shaw serve as the primary portfolio managers of the Institutional Emerging Markets Portfolio. Messrs. Johnson and Hallett have held their positions since the Portfolio's inception in October 2005. Mr. Shaw has served since December 2006. Mr. Johnson is the lead manager.

Messrs. Roll, Baughan and Xiang serve as the portfolio managers of the Global Equity Portfolio. Mr. Roll has held his position since January 2001, Mr. Baughan has held his position since February 2003 and Mr. Xiang has held his position since April 2007. Messrs. Roll and Baughan serve jointly as the lead managers.

Additional information regarding the portfolio managers' compensation, their management of other funds and their ownership of the Fund can be found in the SAI.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures regarding disclosure of the Fund's portfolio securities is available in the SAI. Complete lists of the Portfolios' holdings are published quarterly on Harding Loevner's website, as of the date of the last day of the previous calendar quarter.

                           SHAREHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of the International Equity Portfolio, Global Equity Portfolio and Institutional Emerging Markets Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern Standard Time) on days when the New York Stock Exchange is open for business, except when trading is restricted (a "Business Day"). Each Class or Portfolio determines its net asset value per share by subtracting that Class or Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments or the portion of a Portfolio's investments attributable to a Class and other assets and dividing the result by the total issued and outstanding shares of the Class or Portfolio.

The foreign securities in the Portfolios may trade in their primary markets on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio may change on days when shareholders will not be able to buy or sell their shares.

For purposes of calculating each Class's or Portfolio's net asset value, securities are valued as follows:

      o all portfolio securities listed on the Nasdaq Stock Market ("NASDAQ") and for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP issued immediately after the close of trading on NASDAQ (or, if the NOCP is corrected, at the last corrected NOCP issued on or before at 5:15 PM Eastern Time), or if the NOCP is not available, at the highest closing bid price published;

      o all portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at their last sale price, or if there are no trades, at the latest bid price;

      o deposits and repurchase agreements are valued at their cost plus accrued interest unless Harding Loevner determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets;

      o U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and asked prices;

      o non-U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange on the current day, or if there are no trades on that day, at the most recent sale price available on that exchange, subject to the fair valuation procedures described below;

      o securities that are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market;

      o corporate bonds, municipal bonds and foreign bonds are valued at the latest bid price;

      o short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument;

      o the value of assets for which market quotations are not readily available, such as when a foreign market is closed, or for which market quotations are not reliable due to events that occur after the close of a market that are likely to affect security valuations, will be determined in good faith by Harding Loevner at fair value, under procedures established by and under the general supervision of the Fund's Board of Directors. The Fund has implemented fair value pricing on a daily basis for all foreign equity securities held by the Portfolios. The fair value pricing utilizes quantitative models developed by an independent pricing service unless Harding Loevner determines that use of another fair valuation methodology is appropriate. Use of fair value pricing could cause a Portfolio to value securities higher or lower than a fund that uses market quotations, which could cause the net asset value per share to differ significantly from the net asset value per share that would have been calculated using current market value. The use of fair value pricing is intended to decrease the opportunities for persons to engage in "time zone arbitrage," i.e. trading by investors seeking to take advantage of staleness of closing prices in foreign markets, which could affect the NAV of the Portfolios; and

      o quotations of foreign securities denominated in a foreign currency are converted to a U.S. Dollar-equivalent at exchange rates obtained from an automated pricing service at the mean price.

PURCHASE AND REDEMPTION OF SHARES

PURCHASES. There is no sales charge imposed by the Fund. The minimum initial investment in the Institutional Class of the International Equity Portfolio and Global Equity Portfolio is $100,000. The minimum initial investment in the Institutional Emerging Markets Portfolio is $1,000,000. Additional purchases or redemptions may be of any amount. Institutions may satisfy the minimum investment by aggregating their fiduciary accounts. Each Portfolio reserves the right to waive the minimum initial investment amount.

The Fund has authorized one or more brokers to receive purchase orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on a Portfolio's behalf. A Portfolio will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized agent receives the order in proper form. Share purchase orders placed through an authorized broker or the broker's authorized designee will be priced at the net asset value next computed after they are received in proper form by an authorized broker or the broker's authorized designee and accepted by the Fund. With respect to purchases of Portfolio shares through certain brokers: 1) a broker may charge transaction fees or other different or additional fees, 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated, and 3) the minimum initial investment through certain brokers may be less than a direct purchase with a Portfolio.

The offering of shares of a Portfolio is continuous and purchases of shares of a Portfolio may be made on any Business Day. The Portfolios offer shares at a public offering price equal to the net asset value next determined after receipt of a purchase order.

You may purchase shares of a Portfolio utilizing the following methods:

WIRE TRANSFER: Purchases of shares may be made by wire transfer of Federal funds. Share purchase orders are effective on the date when State Street Bank and Trust ("State Street" or the "Transfer Agent") receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund's account with the Transfer Agent as set forth below. The shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions are:

                              ABA#: 0110-0002-8
               STATE STREET BANK AND TRUST COMPANY, BOSTON, MA
                                DDA #00330928
              REFERENCE: HARDING LOEVNER FUNDS, INC. (FUND NAME)
        REFERENCE BENEFICIARY: ACCOUNT NUMBER AND ACCOUNT REGISTRATION

In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent at (877) 435-8105 as soon as possible, but no later than 4:00 p.m. Eastern Standard Time, to inform the Fund of the incoming wire transfer and clearly indicate which Portfolio, and if applicable, which class, is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives trade instructions after the above-mentioned cut-off time, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received.

CHECK: A check used to purchase shares in a Portfolio must be payable to the Portfolio in which you wish to purchase shares, and must be drawn against funds on deposit at a U.S. bank. For a new account, the order must include a completed Account Application Form (and other required documents). For an existing account, the order should include the account number from your statement. In all cases, the purchase price is based on the NAV next determined after the purchase order and check are received and deposited in good order. The Fund or the Transfer Agent reserves the right to reject any check. All checks for Portfolio purchases should be sent to the Fund's Transfer Agent at:

REGULAR MAIL:

HARDING, LOEVNER FUNDS, INC.
C/O STATE STREET BANK AND TRUST COMPANY
P.O. BOX 642
BOSTON, MA 02117-0642

OVERNIGHT DELIVERY:

STATE STREET BANK AND TRUST COMPANY
ATTN: HARDING, LOEVNER FUNDS, INC.
200 CLARENDON ST., OPS 22
BOSTON, MA 02116

The Fund reserves the right in its sole discretion (i) to suspend or modify the offering of a Portfolio's shares, (ii) to reject purchase orders, and
(iii) to modify or eliminate the minimum initial investment in Portfolio shares. Purchase orders may be refused if, for example, they are of a size that could disrupt management of a Portfolio.

Please note that in compliance with the USA Patriot Act of 2001, the Fund's Transfer Agent will verify certain information on your account application as part of the Fund's anti-money laundering compliance program. If you do not supply the necessary information, the Fund's Transfer Agent may not be able to open your account. Additionally, if the Fund's Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

REDEMPTIONS. The Fund will redeem all full and fractional shares of a Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If the Transfer Agent receives such notice by the close of business (normally 4:00 p.m. Eastern Standard Time) on any Business Day, the redemption will be effective on the date of receipt. Payment will be made by wire within one to seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off time, the redemption notice will be deemed received as of the next Business Day.

The Fund has authorized one or more brokers to receive, on its behalf, redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Portfolio will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized agent receives the order in proper form. Share redemption orders placed through an authorized broker or the broker's authorized designee will be priced at the Portfolio's net asset value next computed after they are received in good order by an authorized broker or the broker's authorized designee and accepted by the Fund.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the Fund (such as brokerage commissions) and by disrupting portfolio management strategies. Accordingly, the Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the policy of the Fund to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund uses fees on short-term redemptions to discourage frequent purchases and redemptions of Fund shares and fair value pricing of securities to eliminate the opportunity for time zone arbitrage. A redemption fee of 2% of the value of the shares redeemed is imposed on shares of the Portfolio redeemed 90 days or less after their date of purchase. The redemption fee is intended to discourage frequent trading in the Portfolio or, to the extent that frequent trading occurs, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee is paid to the Portfolio. While the Fund is committed to preventing market timing and disruptive frequent trading in the Portfolios, there is no guarantee that the Fund or its agents will be able to detect all instances of time zone arbitrage and frequent trading.

The short-term redemption fee does not apply to transactions in 401(k) or 403(b) accounts and certain other retirement plans. The short-term redemption fee also does not apply to transactions by accounts participating in certain wealth management programs (including wrap programs) that have represented to the Fund that (i) their investment strategy is not expected to result in frequent trading; and (ii) they have adopted procedures reasonably designed to detect and deter frequent trading.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple shareholders. These intermediaries may currently be unable to assess redemption fees. Since individual trades in omnibus accounts are not ordinarily disclosed to the Fund, the Fund may be unable to detect or deter frequent trading by investors participating in such omnibus accounts.

Other than the redemption fee assessed on short-term redemptions, as described above, there is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund. When a shareholder's account balance falls below $25,000 due to redemption, a Portfolio may close the account. Such shareholders will be notified if the minimum account balance is not being maintained and will be allowed 60 days to make additional investments before the account is closed.

To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares that are redeemed prior to the record date do not receive dividends.

Certain requests or changes must be made in writing to State Street and include a signature guaranteed by a national bank that is a member firm of any national or regional securities exchange (a "Signature Guarantee"). If the guarantor institution belongs to a Medallion Signature Program, it must use the specific Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when State Street deems it appropriate. Requests or changes must include a Signature Guarantee if a shareholder:

      o     wishes to sell more than $100,000 worth of shares;

      o     wishes to change its authorized agent;

      o     wishes to change the address of record;

      o wishes to change the account designated to receive redemption proceeds;

      o requests that a check be mailed to a different address than the record address; or

      o requests that redemption proceeds be paid to someone other than the account owner.

A shareholder may request redemption by calling the Transfer Agent (toll-free) at (877) 435-8105. Telephone redemption privileges are made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds according to pre-existing bank account instructions. No bank account instruction changes will be accepted via telephone.

Each Portfolio has reserved the right to redeem in-kind.

EXCHANGE PRIVILEGE. Institutional Class and Institutional Emerging Markets Portfolio shares may be exchanged for other Institutional Class or Institutional Emerging Markets Portfolio shares based on the respective net asset values of the shares involved in the exchange, assuming that shareholders wishing to exchange shares reside in states where these mutual funds are qualified for sale. The Institutional Class of the International Equity Portfolio and Global Equity Portfolio minimum amounts of $100,000 and the Institutional Emerging Markets Portfolio minimum amount of $1,000,000 would still apply. An exchange order is treated the same as a redemption (on which any taxable gain or loss may be realized) followed by a purchase and may be subject to federal income tax. Investors who wish to make exchange requests should telephone the Transfer Agent (toll-free) at (877) 435-8105.

DIVIDENDS

Each Portfolio will declare and pay a dividend from its net investment income, and distributions from its realized net short-term and net long-term capital gains, if any, at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such dividends and distributions, short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the dividends or distributions.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law.

FEDERAL INCOME TAXES. Each Class or Portfolio intends to distribute all of its taxable income by automatically reinvesting such amount in additional shares of the same Class or Portfolio and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form, to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional Fund shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of qualifying dividends paid by corporations, a portion of the dividends paid by the Portfolio may be eligible for either the corporate dividends-received deduction or the lower individual tax rate on qualified dividends if both the Portfolio and shareholder satisfy applicable holding period requirements.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES. A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Distributions from a Portfolio that are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Portfolio.

SHAREHOLDER INQUIRIES

Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., c/o State Street Bank and Trust, P.O. Box 642, Boston, Massachusetts 02117-0642 or by calling the Fund (toll-free) at (877) 435-8105.

                         DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by Quasar pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and Quasar under which Quasar serves as the exclusive distributor of the Fund.

The Fund has agreements with various financial intermediaries under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the intermediaries assumption of functions that the Fund would otherwise perform, such as providing sub-accounting and related shareholder services, each Portfolio is authorized to pay to each intermediary up to 0.15% of its average daily net assets attributable to that intermediary (subject to the voluntary expense cap). The balance of the intermediaries' fees is paid by Harding Loevner. Because of the voluntary cap on the Fund's fees and expenses, Harding Loevner paid a portion of the Portfolios' share of these fees during the year ended October 31, 2007. In addition, Harding Loevner may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Fund. Harding Loevner may also share with financial advisors certain marketing expenses or pay for the opportunity to distribute the Fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Such payments may differ as to amount among financial intermediaries based on various factors, including levels of assets and/or sales (based on gross or net sales) or some other criteria. In some circumstances, the payments may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients and may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund. The Fund may enter into additional similar arrangements in the future. Further information concerning these arrangements is included in the SAI.

                                                      FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years.
Certain information reflects financial results for a single share of a Class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Class or Portfolio (assuming reinvestment of all dividends and distributions.) Information for the fiscal years ended October 31, 2007 and October 31, 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference in this Prospectus and the SAI. Information for the prior fiscal years was audited by the Fund's previous independent registered public accounting firm. The semi-annual and audited annual reports are available by following the instructions on the back cover of this Prospectus.

                                                                   INTERNATIONAL EQUITY PORTFOLIO --
                                                                          INSTITUTIONAL CLASS
                                      ------------------------------------------------------------------------------------------
                                            FOR THE             FOR THE           FOR THE           FOR THE           FOR THE
                                          YEAR ENDED          YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                         OCT. 31, 2007       OCT. 31, 2006     OCT. 31, 2005     OCT. 31, 2004     OCT. 31, 2003
                                         -------------       -------------     -------------     -------------     -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR ..     $  18.68           $  14.90           $  12.41           $  11.30          $  9.58
                                          --------           --------           --------           --------          -------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income ...............         0.14               0.12(1)            0.13               0.11             0.11
Net realized and unrealized gain on
  investments and foreign currency-
  related transactions ..............         4.33               3.75               2.42               1.07             1.65
                                          --------           --------           --------           --------          -------

Net increase (decrease) from
  investment operations .............         4.47               3.87               2.55               1.18             1.76
                                          --------           --------           --------           --------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............        (0.10)             (0.08)             (0.06)             (0.07)           (0.04)
Net realized gain from investments
  and foreign currency-related
  transactions ......................        (1.34)             (0.01)               --                 --               --
                                          --------           --------           --------           --------          -------
Total distributions .................        (1.44)             (0.09)             (0.06)             (0.07)           (0.04)
                                          --------           --------           --------           --------          -------
NET ASSET VALUE, END OF YEAR ........     $  21.71           $  18.68           $  14.90           $  12.41         $  11.30
                                          ========           ========           ========           ========         ========
TOTAL RETURN ........................       25.24%             26.06%             20.58%             10.46%           18.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .....     $390,659           $343,965           $300,227           $315,420         $350,020
Net expenses to average net assets ..        0.98%              1.00%              1.00%              1.00%            1.00%
Net investment income to average net
  assets ............................        0.70%              0.69%              0.77%              0.81%            1.10%
Decrease reflected in above expense
  ratios due to expense reductions ..          --               0.01%              0.05%              0.09%            0.06%
Portfolio turnover rate .............          19%                35%                38%                37%              58%

(1) Computed using average shares outstanding throughout the year.

                                                                            INSTITUTIONAL EMERGING
                                                                              MARKETS PORTFOLIO
                                                       ----------------------------------------------------------------
                                                           FOR THE                 FOR THE                 FOR THE
                                                          YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                                        OCT. 31, 2007           OCT. 31, 2006          OCT. 31, 2005(1)
                                                        -------------           -------------          ----------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD ...............      $  13.42                 $  9.92                 $ 10.00
                                                          --------                 -------                 -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss) .......................          0.10                    0.07                   (0.00)*
Net realized and unrealized gain (loss) on
  investments and foreign currency-related
  transactions .....................................          7.70                    3.45                   (0.08)
                                                          --------                 -------                 -------
Net increase (decrease) from investment operations .          7.80                    3.52                   (0.08)
                                                          --------                 -------                 -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................         (0.02)                  (0.02)                    --
                                                          --------                 -------                 -------
Total distributions ................................         (0.02)                  (0.02)                    --
                                                          --------                 -------                 -------
NET ASSET VALUE, END OF PERIOD .....................      $  21.20                 $ 13.42                 $  9.92
                                                          ========                 =======                 =======
TOTAL RETURN .......................................         58.18%                  35.38%                  (0.70)%(B)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................      $245,061                 $85,930                 $ 4,962
Net expenses to average net assets .................          1.30%                   1.30%                   1.30%(A)
Net investment income (loss) to average net assets .          0.72%                   0.88%                  (0.19)%(A)
Decrease reflected in above expense ratios due to
  expense reductions ...............................          0.25%                   0.51%                  20.02%(A)
Portfolio turnover rate ............................            32%                     38%                      1%(B)

(1) For the period from October 17, 2005 (commencement of operations) through October 31, 2005.
  * Rounds to less than $0.01.
(A) Annualized.
(B) Not Annualized.

                                                                       GLOBAL EQUITY PORTFOLIO --
                                                                          INSTITUTIONAL CLASS
                                      ------------------------------------------------------------------------------------------
                                             FOR THE           FOR THE          FOR THE           FOR THE           FOR THE
                                           YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                          OCT. 31, 2007     OCT. 31, 2006    OCT. 31, 2005     OCT. 31, 2004     OCT. 31, 2003
                                          -------------     -------------    -------------     -------------     -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR ....    $  24.04            $ 20.36           $ 17.17           $ 16.45           $ 13.28
                                           --------            -------           -------           -------           -------

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income .................        0.09               0.08              0.09              0.05              0.09
Net realized and unrealized gain on
  investments and foreign currency-
  related transactions ................        5.78               4.14              3.12              0.74              3.11
                                           --------            -------           -------           -------           -------

Net increase from investment operations        5.87               4.22              3.21              0.79              3.20
                                           --------            -------           -------           -------           -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................       (0.08)             (0.06)            (0.02)            (0.07)            (0.03)
Net realized gain from investments and
  foreign currency-related transactions       (1.80)             (0.48)              --                --                --
                                           --------            -------           -------           -------           -------
Total distributions ...................       (1.88)             (0.54)            (0.02)            (0.07)            (0.03)
                                           --------            -------           -------           -------           -------
NET ASSET VALUE, END OF YEAR ..........    $  28.03            $ 24.04           $ 20.36           $ 17.17           $ 16.45
                                           ========            =======           =======           =======           =======
TOTAL RETURN ..........................      26.01%             21.08%            18.72%             4.78%            24.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .......     $39,802            $31,106           $25,317           $25,770           $26,568
Net expenses to average net assets ....       1.25%              1.25%             1.25%             1.25%             1.25%
Net investment income to average net
  assets ..............................       0.34%              0.37%             0.44%             0.27%             0.70%
Decrease reflected in above expense
  ratios due to expense reductions ....       0.18%              0.35%             0.36%             0.18%             0.12%
Portfolio turnover rate ...............         16%                27%               35%               29%               68%

                                PRIVACY NOTICE

The Fund collects nonpublic personal information about you from the following sources:

      o Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.

      o Information that results from any transaction performed by us for you.

THE FUND WILL NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT YOU OR ITS FORMER CUSTOMERS TO ANYONE EXCEPT AS PERMITTED OR REQUIRED BY LAW.

If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

                          HARDING, LOEVNER FUNDS, INC

             Availability of Additional Information About the Fund

The SAI, dated December 28, 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To order free copies of the Fund's annual or semi-annual report or its SAI, to request other information about the Fund and to make shareholder inquiries generally, call (toll free) 1-877-435-8105, or write to the following address:

HARDING LOEVNER FUNDS, INC.
C/O STATE STREET BANK AND TRUST COMPANY
P.O. BOX 642
BOSTON, MA 02117-0642

The SAI and the Fund's annual and semi-annual reports are also available free of charge on Harding Loevner's Internet site at http://www.hardingloevner.com.

Information about the Fund (including the SAI and the Fund's annual and semi-annual reports) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.



[LOGO]


                                                         Investment Company Act
                                                           file number 811-7739
                                                            HLFPEAINST- G 12/07

PROSPECTUS                                                    DECEMBER 28, 2007


            [LOGO]
            HARDING . LOEVNER

            FAMILY OF MUTUAL FUNDS for Individual Investors

            o     International Equity Portfolio - Investor Class
            o     International Small Companies Portfolio - Investor Class
            o     Emerging Markets Portfolio
            o     Global Equity Portfolio - Institutional Class

            As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is truthful or complete, nor has it judged the investment merit of the securities offered. It is a criminal offense to state otherwise.

            [LOGO]

                                                   Harding, Loevner Funds, Inc.
                                                           P.O. Box 642, OPS 22
                                                          Boston, MA 02117-0642
                                                              Fax: 617-937-3051

                    1.877.435.8105 o www.hardingloevner.com

                               TABLE OF CONTENTS

                                                                           PAGE

International Equity Portfolio ..........................................     2

International Small Companies Portfolio .................................     5

Emerging Markets Portfolio ..............................................     7

Global Equity Portfolio .................................................    10

Principal Investment Strategies and Risks ...............................    13

Management of the Fund ..................................................    19

Shareholder Information .................................................    20

Distribution of Fund Shares .............................................    26

Financial Highlights ....................................................    27

Privacy Notice ..........................................................    31

Availability of Additional Information about the Fund ............   Back Cover

                         INTERNATIONAL EQUITY PORTFOLIO

o     INVESTMENT OBJECTIVE

      The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

o     PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in equity securities of companies based in developed markets outside the U.S. as well as established companies in emerging markets. Harding, Loevner Management, L.P. ("Harding Loevner"), the investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their intrinsic value. The Portfolio normally holds 35-75 investments across 15-25 countries. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization.

o     PRINCIPAL RISKS

      As with any mutual fund, you could lose money on your investment in the International Equity Portfolio. Your investment is subject to the following principal risks:

            o MARKET RISK: Investments in the Portfolio may lose value due to a general downturn in stock markets.

            o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associate d with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social or diplomatic instability. There may also be less publicly-available information about a foreign issuer.

            o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

o     PORTFOLIO PERFORMANCE

      The bar chart and table that follow show how the Portfolio, as represented by the performance of its Investor Class, has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions were reinvested in the Investor Class of the Portfolio. How the Investor Class of the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

                INTERNATIONAL EQUITY PORTFOLIO - INVESTOR CLASS

                        2006                    22.67%

      The best calendar quarter return during the period shown above was 10.46% in the 4th quarter of 2006; the worst was -1.25% in the 2nd quarter of 2006. Year-to-date performance through September 30, 2007 was 10.73%.

      AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDED DECEMBER 31, 2006)

      --------------------------------------------------------------------------
                                                                        SINCE
                                                                     PORTFOLIO'S
                                                      ONE YEAR      INCEPTION(1)
      --------------------------------------------------------------------------
      International Equity Portfolio
          Return Before Taxes                          22.67%          21.54%
          Return After Taxes on Distributions(2)       21.51           20.62
          Return After Taxes on Distributions and
            Sale of Fund Shares(2)                     16.60           18.54
      -------------------------------------------------------------------------
      MSCI All Country World ex-U.S. Index(3)          26.64           25.19
      -------------------------------------------------------------------------
      Lipper International Fund Index(3)               25.91           24.47
      -------------------------------------------------------------------------

      (1) The Investor Class of the Portfolio commenced operations on September 30, 2005.

      (2) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

      (3) Returns for indices do not reflect deductions for fees or expenses. In the table above, the Portfolio's average annual total return for the periods shown is compared to (i) the MSCI All Country World ex-U.S. Index, an index of equity securities that includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 48 countries, excluding the U.S. and (ii) the Lipper International Fund Index, an index of international equity mutual funds compiled by Lipper Analytical Services, Inc.

o     PORTFOLIO FEES AND EXPENSES:

      This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Portfolio.

      SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):
      Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Investor Class shares.

                  -----------------------------------------------
                  Redemption Fee (as a
                  percentage of amount
                  redeemed)                              2.00%(1)
                  -----------------------------------------------

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM INVESTOR CLASS ASSETS):

                  -----------------------------------------------
                  Management Fee                         0.75%
                  -----------------------------------------------
                  Distribution (12b-1) Fee               0.25%
                  -----------------------------------------------
                  Other Expenses                         0.23%
                  -----------------------------------------------
                  TOTAL ANNUAL CLASS
                  OPERATING EXPENSES                     1.23%(2)
                  -----------------------------------------------

      (1) The redemption fee is assessed only on shares that are redeemed 90 days or less from the date they were purchased. See Purchase and Redemption of Shares for further information.

      (2) Until further notice to shareholders, Harding Loevner has voluntarily agreed to cap the total annual class operating expenses at 1.25% (on an annualized basis) of the average daily net assets of the Portfolio. This expense cap may be terminated at anytime.

o     EXAMPLE

      This example is intended to help you compare the cost of investing in the Investor Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Investor Class's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR          3 YEARS          5 YEARS           10 YEARS

            $125            $390             $676              $1,489

                    INTERNATIONAL SMALL COMPANIES PORTFOLIO

o     INVESTMENT OBJECTIVE

      The International Small Companies Portfolio (the "Portfolio") seeks long-term capital appreciation through investments in equity securities of small companies based outside the United States. Companies considered to be small are those with a market capitalization below US$3 billion.

o     PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in equity securities of small companies based outside the U.S., including companies in emerging as well as developed markets. Harding Loevner undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their intrinsic value. The Portfolio normally holds 50-200 investments across at least 12 countries. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry and currency.

o     PRINCIPAL RISKS

      As with any mutual fund, you could lose money on your investment in the International Small Companies Portfolio. Your investment is subject to the following principal risks:

            o MARKET RISK: Investments in the Portfolio may lose value due to a general downturn in stock markets.

            o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social or diplomatic instability. There may also be less publicly-available information about a foreign issuer.

            o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

            o SMALL COMPANY RISK: The securities of smaller companies have historically exhibited more volatility with a lower degree of liquidity than large companies.

o     PORTFOLIO PERFORMANCE

      The Investor Class of the Portfolio commenced operations on March 26, 2007. Performance history will be available for the Investor Class of the Portfolio after it has been in operation for one calendar year.

o     PORTFOLIO FEES AND EXPENSES:

      This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Portfolio.

      SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

      Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Investor Class shares.

                  -----------------------------------------------
                  Redemption Fee (as a
                  percentage of amount
                  redeemed)                              2.00%(1)
                  -----------------------------------------------

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM INVESTOR CLASS ASSETS):

                  -----------------------------------------------
                  Management Fee                         1.25%
                  -----------------------------------------------
                  Distribution (12b-1) Fee               0.25%
                  -----------------------------------------------
                  Other Expenses                         8.44%
                  -----------------------------------------------
                  TOTAL ANNUAL CLASS
                  OPERATING EXPENSES                     9.94%(2)
                  -----------------------------------------------

      (1) The redemption fee is assessed only on shares that are redeemed 90 days or less from the date they were purchased. See Purchase and Redemption of Shares for further information.

      (2) Until further notice to shareholders, Harding Loevner has voluntarily agreed to cap the total annual class operating expenses at 1.75% (on an annualized basis) of the average daily net assets of the Portfolio. This expense cap may be terminated at anytime.

o     EXAMPLE

      This example is intended to help you compare the cost of investing in the Investor Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Investor Class's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR          3 YEARS          5 YEARS           10 YEARS

            $969            $2,767           $4,391            $7,800

                           EMERGING MARKETS PORTFOLIO

o     INVESTMENT OBJECTIVE

      The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets.

o     PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests primarily in equity securities of companies that are based in emerging markets. It may also invest in short-term or other debt securities, including debt securities rated below investment grade. Emerging markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance in developing countries. Harding Loevner undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. The Portfolio normally holds 50-80 investments across at least 15 countries. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization.

o     PRINCIPAL RISKS

      As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment is subject to the following principal risks:

            o MARKET RISK: Investments in the Portfolio may lose value due to a general downturn in stock markets.

            o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social or diplomatic instability. There may also be less publicly-available information about a foreign issuer.

            o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

            o DEBT SECURITIES RISK: Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities than for debt securities with shorter maturities.

            o HIGH RISK/HIGH YIELD SECURITIES: Investments in high risk/high yield securities, such as debt securities rated below investment grade, carry the risk that the issuer may default on the payment of principal or interest. These securities either have speculative elements or are predominantly speculative investments.

o     PORTFOLIO PERFORMANCE

      The bar chart and table that follow show how the Portfolio has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions were reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

                          EMERGING MARKETS PORTFOLIO

                        1999                    76.71%
                        2000                   -16.64%
                        2001                     2.02%
                        2002                    -6.52%
                        2003                    56.34%
                        2004                    28.85%
                        2005                    38.62%
                        2006                    28.73%

      The best calendar quarter return during the period shown above was 34.89% in the 4th quarter of 1999; the worst was 19.58% in the 3rd quarter of 2001. Year-to-date performance through September 30, 2007 was 29.02%.

      AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDED DECEMBER 31, 2006)
      --------------------------------------------------------------------------------------------------------
                                                                                             SINCE PORTFOLIO'S
                                                               ONE YEAR      FIVE YEARS         INCEPTION(1)
      --------------------------------------------------------------------------------------------------------
      Emerging Markets Portfolio
          Return Before Taxes                                   28.73%         27.43%              22.23%
          Return After Taxes on Distributions(2)                28.86          27.43               21.82
          Return After Taxes on Distributions and Sale of
            Fund Shares(2)                                      18.83          24.68               20.03
      --------------------------------------------------------------------------------------------------------
      MSCI Emerging Markets Index(3)                            32.16          26.58               17.33
      --------------------------------------------------------------------------------------------------------
      Lipper Emerging Markets Fund Index(3)                     32.06          26.94               17.48
      --------------------------------------------------------------------------------------------------------

      (1) The Portfolio commenced operations on November 9, 1998.

      (2) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as
          401(k) plans or Individual Retirement Accounts.

      (3) Returns for indices do not reflect deductions for fees or expenses. In the table above, the
          Portfolio's average annual total return for the periods shown is compared to the MSCI Emerging
          Markets Index, an index of equity securities that includes all emerging markets in the MSCI universe of 26 countries and the Lipper Emerging Markets Fund Index, an index of emerging market equity mutual funds compiled by Lipper Analytical Services, Inc.

o     PORTFOLIO FEES AND EXPENSES:

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

      SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

      Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

                  -----------------------------------------------
                  Redemption Fee (as a
                  percentage of amount
                  redeemed)                              2.00%(1)
                  -----------------------------------------------

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

                  -----------------------------------------------
                  Management Fee                         1.25%
                  -----------------------------------------------
                  Distribution (12b-1) Fee               None
                  -----------------------------------------------
                  Other Expenses                         0.35%
                  -----------------------------------------------
                  TOTAL ANNUAL FUND
                  OPERATING EXPENSES                     1.60%
                  -----------------------------------------------

      (1) The redemption fee is assessed only on shares that are redeemed 90 days or less from the date they were purchased. See Purchase and Redemption of Shares for further information.

o     EXAMPLE

      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR          3 YEARS          5 YEARS           10 YEARS

            $163            $505             $871              $1,900

                 GLOBAL EQUITY PORTFOLIO - Institutional Class

o     INVESTMENT OBJECTIVE

      The Global Equity Portfolio (the "Portfolio") seeks long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

o     PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in equity securities of companies based in the U.S. and other developed markets, as well as emerging markets. Harding Loevner undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. The Portfolio normally holds 35-75 investments across 15-25 countries. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization.

o     PRINCIPAL RISKS

      As with any mutual fund, you could lose money on your investment in the Portfolio. Your investment is subject to the following principal risks:

            o MARKET RISK: Investments in the Portfolio may lose value due to a general downturn in stock markets.

            o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social or diplomatic instability. There may also be less publicly-available information about a foreign issuer.

            o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more establish ed foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

o     PORTFOLIO PERFORMANCE

      The bar chart and table that follow show how the Portfolio, as represented by the performance of its Institutional Class, has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions were reinvested in the Institutional Class of the Portfolio. How the Institutional Class of the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. [Graphic Omitted]

      The best calendar quarter return during the period shown above was 24.82% in the 4\t/\h/ quarter of 1999; the worst was -17.70% in the 3\r/\d/ quarter of 1998. The year-to-date performance through September 30, 2007 was 18.39%.

      AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDED DECEMBER 31, 2006)
      ------------------------------------------------------------------------------------------------
                                                               ONE YEAR      FIVE YEARS      TEN YEARS
      ------------------------------------------------------------------------------------------------
      Global Equity Portfolio -- Institutional Class
          Return Before Taxes                                   17.84%          9.51%          7.43%
          Return After Taxes on Distributions(1)                16.55           9.20           6.42
          Return After Taxes on Distributions and Sale of
            Fund Shares(1)                                      13.39           8.31           6.08
      ------------------------------------------------------------------------------------------------
      MSCI All Country World Index(2)                           20.95          10.81           7.92
      ------------------------------------------------------------------------------------------------
      Lipper Global Equity Fund Index(2)                        19.29          10.38           8.23
      ------------------------------------------------------------------------------------------------

      (1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
          Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement
          Accounts.

      (2) Returns for indices do not reflect deductions for fees or expenses. In the table above, the
          Portfolio's average annual total return for the periods shown is compared to (i) the MSCI
          All Country World Index, an index of global equity securities that includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 49 countries and (ii) the Lipper Global Equity Fund Index, an index of global equity mutual funds compiled by Lipper Analytical Services, Inc.

o     PORTFOLIO FEES AND EXPENSES:

      This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Portfolio. The minimum initial investment in the Institutional Class of the Global Equity Portfolio is $100,000.

      SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

      Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Institutional Class shares.

                  -----------------------------------------------
                  Redemption Fee (as a
                  percentage of amount
                  redeemed)                              2.00%(1)
               --------------------------------------------------

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS):

                  -----------------------------------------------
                  Management Fee                         1.00%
                  -----------------------------------------------
                  Distribution (12b-1) Fee               None
                  -----------------------------------------------
                  Other Expenses                         0.43%
                  -----------------------------------------------
                  TOTAL ANNUAL CLASS
                  OPERATING EXPENSES                     1.43%(2)
                  -----------------------------------------------

      (1) The redemption fee is assessed only on shares that are redeemed 90 days or less from the date they were purchased. See Purchase and Redemption of Shares for further information.

      (2) Until further notice to shareholders, Harding Loevner has voluntarily agreed to cap the total annual class operating expenses at 1.25% (on an annualized basis) of the average daily net assets of the Institutional Class. This expense cap may be terminated at anytime.

o     EXAMPLE

      This example is intended to help you compare the cost of investing in the Institutional Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR          3 YEARS          5 YEARS           10 YEARS

            $146            $452             $782              $1,713

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company that currently has five separate diversified portfolios (each, a "Portfolio"), each of which has its own investment objective, strategy and policies. The Fund is advised by Harding, Loevner Management, L.P. ("Harding Loevner"). There is no assurance that a Portfolio will achieve its investment objective.

INVESTMENT PROCESS

Harding Loevner manages the Portfolios utilizing a bottom-up, business-focused approach based on careful study of individual companies and the competitive dynamics of the global industries in which they participate. The process consists of four stages: (1) Initial Qualification of companies for further research; (2) Intensive Research into the businesses of qualified candidates;
(3) Valuation of securities of potential investments; and (4) Construction of a diversified portfolio from the most promising opportunities.

To qualify companies for more intensive research, Harding Loevner's investment analysts survey companies in their assigned portions of the investment universe in an effort to identify potential candidates that have (i) good prospects for near- and long-term growth in sales, earnings and dividends; (ii) high-quality management, with a proven record of success and respect for interests of shareholders; (iii) financial strength, in terms of free cash flow and available borrowing capacity; and (iv) durable competitive advantages that enable them to earn high margins that can be sustained over time.

Companies that appear qualified on these criteria are then examined more intensively. For the International Equity Portfolio, Emerging Markets Portfolio and the Global Equity Portfolio, using primary and secondary sources, including management interviews, analysts assess qualified companies on ten competitive, management and financial characteristics using a proprietary scoring system known as the Quality Quotient ("QQ") system. This framework aids analysts in gaining insight into companies' competitive positions and the extent and durability of their growth prospects, and facilitates comparisons across different countries and industries. To evaluate the investment potential of the strongest candidates, analysts construct financial models to forecast long-term growth in earnings and dividends, which, together with the QQ score, form the basis for their estimates of the intrinsic value of the companies' securities. Based upon their business forecasts and evaluation of investment potential, analysts predict the relative price performance of stocks under their coverage, and issue purchase and sale recommendations accordingly. When issuing a purchase recommendation on the stock of a company, an analyst also sets out an expectation for future business performance of the company ("milestones"). For the International Small Companies Portfolio, using primary and secondary sources, including management interviews, contact with trade associations, competitors and suppliers, and visits to company facilities and trade shows, financial models are constructed. The intrinsic values of the companies' securities are determined from discounted cash flow and economic value-added models, market valuation of industry peers, and industry-related corporate merger and acquisition activity.

In constructing portfolios, Harding Loevner's portfolio managers select among the analyzed securities, taking into consideration their predicted relative price performance, the timeliness and investment potential, the implications for portfolio risk of their selections and the requirement to observe portfolio diversification guidelines. A holding is reduced or removed from a portfolio if and when, in the judgment of the portfolio managers, it (i) grows to too large a proportion of the portfolio, in terms of its impact on portfolio risk; (ii) becomes substantially overpriced in relation to its estimated intrinsic value;
(iii) fails to achieve the pre-established milestones for business (as opposed to share price) performance, including breach of trust by management; or (iv) is displaced by more compelling investment opportunities.

The investment objectives, policies and risks of the International Equity Portfolio, International Small Companies Portfolio, Emerging Markets Portfolio and Global Equity Portfolio are detailed below. Except as otherwise indicated, the Fund's Board of Directors may change the investment policies at any time to the extent that such changes are consistent with the investment objective of the applicable Portfolio. However, each Portfolio's investment objective is fundamental and may not be changed without a majority vote of the Portfolio's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Portfolio (a "majority vote").

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, securities convertible into such common stocks (including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), collectively, "Depositary Receipts"), closed-end investment companies (investment companies that invest in the types of securities in which the Portfolio would normally invest), and rights and warrants issued by companies that are based outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies.

The Portfolio will normally invest broadly in the available universe of equity securities of companies domiciled in at least 15 countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets," generally considered to include all other countries except those noted above and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, Depositary Receipts will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

For temporary defensive purposes, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses temporary defensive strategies and thus may not achieve its investment goal.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets in which the Portfolio invests, or the variability of cash flows into and out of the Portfolio.

INTERNATIONAL SMALL COMPANIES PORTFOLIO

The International Small Companies Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States. Companies considered to be small are those with a market capitalization below US$3 billion.

Securities of companies based outside the United States generally include (i) securities of issuers that are organized under the laws of a country outside the United States or a company that maintains its principal place of business outside the United States; (ii) securities that are traded principally outside the United States; or (iii) securities of issuers that, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed outside the United States or that have at least 50% of their assets outside the United States.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, securities convertible into such common stocks (including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), collectively, "Depositary Receipts"), closed-end investment companies (investment companies that invest in the types of securities in which the Portfolio would normally invest), and rights and warrants issued by small companies that are based outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice. If the Portfolio continues to hold securities of small companies whose market capitalization, subsequent to purchase, grows to exceed US$3 billion, it may continue to treat them as small for the purposes of the 80% requirement. The Portfolio also may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies.

The Portfolio will normally invest broadly in the available universe of equity securities of small companies domiciled in at least 12 countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets," generally considered to include all other countries except those noted above and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, Depositary Receipts will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

For temporary defensive purposes, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses temporary defensive strategies and thus may not achieve its investment goal.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets in which the Portfolio invests, or the variability of cash flows into and out of the Portfolio.

EMERGING MARKETS PORTFOLIO

The Emerging Market Portfolio's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of companies based in emerging markets.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets securities. Emerging markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low-to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice.

The Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including Depositary Receipts), closed-end investment companies (investment companies that invest in the types of securities in which the Portfolio would normally invest), and rights and warrants issued by companies that are based in emerging markets. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies. The Portfolio also may invest up to 35% of its total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes. The Portfolio also may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices.

The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities that are rated below investment-grade, that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Service ("S&P") and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

The Portfolio will invest broadly in the available universe of equity and debt securities of companies domiciled in one of at least 15 countries with "emerging markets," generally considered to include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, Depositary Receipts will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

The Portfolio does not hedge foreign currency exposure, except on rare occasions when Harding Loevner has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

For temporary defensive purposes, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses temporary defensive strategies and thus may not achieve its investment goal.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets in which the Portfolio invests, or the variability of cash flows into and out of the Portfolio.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, securities convertible into such common stocks (including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), collectively, "Depositary Receipts"), closed-end investment companies (investment companies that invest in the types of securities in which the Portfolio would normally invest), and rights and warrants issued by companies that are based both inside and outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice.

The Portfolio will normally invest broadly in the available universe of equity securities of companies domiciled in at least 15 countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, New Zealand and Singapore; (3) the United States and Canada; and (4) countries with "emerging markets," generally considered to include all markets except those noted above. At least 65% of total assets will be denominated in at least three currencies, which may include the U.S. Dollar. For purposes of compliance with this restriction, Depositary Receipts will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

For temporary defensive purposes, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities. The Portfolio may miss certain investment opportunities if it uses temporary defensive strategies and thus may not achieve its investment goal.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets in which the Portfolio invests, or the variability of cash flows into and out of the Portfolio.

OTHER INVESTMENT STRATEGIES

The International Equity Portfolio, International Small Companies Portfolio, and Global Equity Portfolio also may invest up to 20% of each Portfolio's total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes and may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices.

The International Equity Portfolio, International Small Companies Portfolio, and Global Equity Portfolio may invest up to 20% of each Portfolio's total assets in convertible securities and debt securities that are rated below investment grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

Harding Loevner does not generally hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

RISKS ASSOCIATED WITH THE PORTFOLIOS' INVESTMENT POLICIES AND TECHNIQUES

The share price of a Portfolio will change daily based on changes in the value of the securities that a Portfolio holds. The principal risks of investing in each of the Portfolios and the circumstances reasonably likely to cause the value of your investment to decline are described below. Please note that there are other circumstances that are not described here that could cause the value of your investment to decline and which could prevent a Portfolio from achieving its investment objective.

Foreign Investments. (All Portfolios) Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S. entities. Changes in foreign currency exchange rates may affect the value of investments of a Portfolio. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly-available information about a foreign financial instrument than about a U.S. instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. A Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations. Ownership of unsponsored Depositary Receipts may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored Depositary Receipts. See also "Shareholder Information-Tax Considerations" below.

Emerging Markets Securities. (All Portfolios) The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in developing countries with limited or immature capital markets. Security prices and currency valuations in emerging markets can be significantly more volatile than in the more established markets of the developed nations, reflecting the greater uncertainties of investing in less mature markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Small Companies. (International Small Companies Portfolio) Investment in small companies involves greater risk than investment in larger, more established companies. Their common stock and other securities may trade less frequently and in limited volume. Accordingly, the prices of such securities are generally more sensitive to purchase and sale transactions and tend to be more volatile than the prices of securities of companies with larger market capitalizations. Because of this, if the Portfolio wants to sell a large quantity of a small company's shares, it may have to sell it at a lower price than it believes is reflective of the value of the shares, or it may have to sell them in smaller quantities than desired and over a period of time. Small companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly-available information about small companies than larger companies. Small company stocks, as a group, tend to go in and out of favor based on economic conditions and market sentiment, and during certain periods will perform poorly relative to other types of investments, including larger company stocks.

OTHER RISKS

High Yield/High Risk Securities. Each Portfolio may invest up to 20% of its total assets in convertible securities and debt securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality as determined by Harding Loevner (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The International Equity, International Small Companies, Emerging Markets and Global Equity Portfolios may each invest up to 10% of its total assets in securities rated B or lower by Moody's or S&P, or of equivalent quality. None of the Portfolios may invest in securities rated C by Moody's or D by S&P, or the equivalent, which may be in default with respect to payment of principal or interest.

Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investments and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Portfolio's ability to dispose of particular securities and may limit a Portfolio's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

Repurchase Agreements. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled.

Derivatives and Hedging. The Portfolios use derivative instruments (collectively, "Derivatives"), such as futures, for hedging purposes and to increase overall return for the Portfolios. These investment practices may entail certain risks.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Harding Loevner's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. The Portfolios may purchase or sell options. The sale of put and call options could result in losses to a Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The purchase of options involves costs associated with the option premium and, if the option is exercised, risks associated with the settlement and the creditworthiness of the party selling the option. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the Derivative will be greater than gains in the value of the Portfolio's position. The loss from investing in futures transactions that are unhedged or uncovered, is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent a Portfolio utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would the purchase of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Portfolio's net asset value and possibly income. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information ("SAI"), which may be obtained by following the instructions at the back of this Prospectus.

Credit Quality. The value of an individual security or particular type of security can be more volatile than the market as a whole and can behave differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments, and might be difficult to resell.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Harding Loevner serves as investment adviser to the Fund. Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of October 31, 2007, Harding Loevner managed approximately $6.85 billion in assets. Harding Loevner is located at 50 Division Street, Suite 401, Somerville, NJ 08876.

Subject to the direction and authority of the Fund's Board of Directors, Harding Loevner provides investment advisory services to the International Equity Portfolio, Emerging Markets Portfolio and Global Equity Portfolio pursuant to Investment Advisory Agreements, each dated October 14, 1996, and the International Small Companies Portfolio pursuant to an Advisory Agreement dated February 15, 2007. Under the Investment Advisory Agreements, Harding Loevner is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by each Portfolio of the Fund, purchasing and selling securities on behalf of the Portfolios, and determining how voting and other rights with respect to the portfolio securities of the Portfolios are exercised in accordance with each Portfolio's investment objective, policies and restrictions. Harding Loevner also provides office space, equipment and personnel necessary to manage the Portfolios. Harding Loevner bears the expense of providing the above services to each Portfolio of the Fund.

The aggregate advisory fees paid by each Portfolio to Harding Loevner during the fiscal year ended October 31, 2007 as a percentage of each Portfolio's average daily net assets were 0.74% for International Equity Portfolio, 1.05% for Emerging Markets Portfolio and 0.82% for Global Equity Portfolio. The advisory fee payable by the International Small Companies Portfolio is 1.25% of the Portfolio's average daily net assets.

The advisory fee paid by each Portfolio is higher than that charged by most funds that invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolios. Harding Loevner may make payments from its own resources to parties that provide distribution, recordkeeping, shareholder communication and other services under mutual fund supermarket and other programs. See also "Distribution of Fund Shares" below.

ADVISORY CONTRACT APPROVAL

A discussion of the basis for the Board of Directors' approval of the advisory contracts for the Fund is available in the Fund's annual reports to shareholders for the period ended October 31, 2007.

PORTFOLIO MANAGEMENT

Simon Hallett, CFA, is the Chief Investment Officer and a director of Harding Loevner's general partner. He previously served as Harding Loevner's Chief Equity Investment Officer (2002-2003) and senior portfolio manager (1992-2002). He graduated from Oxford University in 1978 and joined Harding Loevner in 1991.

Ferrill Roll, CFA, is a portfolio manager, analyst and a director of Harding Loevner's general partner. As an analyst, he focuses on banks and diversified financial companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996.

G. "Rusty" Johnson III, CFA, is a portfolio manager, analyst and a director of Harding Loevner's general partner. As an analyst, he focuses on emerging market companies. He graduated with honors in Economics from Washington and Lee University in 1986. He also studied at Fu Jen University in Taiwan and Chinese University in Hong Kong. Mr. Johnson joined Harding Loevner in 1994.

Alexander T. Walsh, CFA, is a portfolio manager, analyst, and a director of Harding Loevner's general partner. As an analyst, he focuses on the health care and mining industries. Mr. Walsh graduated from McGill University in 1978 and joined Harding Loevner in 1994.

Peter J. Baughan, CFA, is a portfolio manager and analyst. As an analyst, he focuses on the information technology, media and telecommunications sectors. Mr. Baughan graduated from the University of North Carolina, Chapel Hill, in 1983 and joined Harding Loevner in 1997.

Craig Shaw, CFA, is a portfolio manager and analyst. As an analyst, he focuses on the energy, materials and capital goods sectors. Mr. Shaw graduated from Concordia College in 1986, and received an MBA in International Management from Thunderbird/Garvin School of International Management in 1989. He joined Harding Loevner in 2001.

Robert Cresci is a portfolio manager and analyst. As an analyst he focuses on international small company equities. Mr. Cresci graduated from Boston College University in 1985, and received an MBA in Finance from Fordham University in 1992. He joined Sagitta Asset Management Ltd. as a portfolio manager in 1997. In 2005, he founded Arethusa Management, LLP and served as its CEO and CIO. Mr. Cresci joined Harding Loevner in 2006.

Yang Xiang, CFA, is a portfolio manager and analyst. As an analyst, he focuses on consumer staples, consumer discretionary and commercial services industries. Mr. Xiang graduated from Fudan University (Shanghai) in 1989 and received an MSBA in Finance and Business Economics from the University of Southern California in 1995. He joined Harding Loevner in 2000.

Josephine Lewis is a portfolio manager and analyst. As an analyst, she focuses on emerging markets and international small company equities. Ms. Lewis graduated from Tulane University in 1997 and received an MBA in Finance from the University of Maryland in 2006. She was a teacher in Chaing Rai, Thailand in 2003 - 2004. From 1999 to 2003, Ms. Lewis was a Senior Consulting Associate at Cambridge Associates. She joined Harding Loevner in 2006.

Messrs. Hallett, Walsh, Roll and Baughan serve as the primary portfolio managers of the International Equity Portfolio. Mr. Hallett has held his position since the Portfolio's predecessor fund's inception in May 1994 and Mr. Walsh has held his position since January 2001. Messrs. Roll and Baughan have held their positions since October 2004. Mr. Hallett is the lead manager.

Messrs. Johnson, Hallett and Shaw serve as the primary portfolio managers of the Emerging Markets Portfolio. Messrs. Johnson and Hallett have held their positions since the Portfolio's inception. Mr. Shaw has served since December 2006. Mr. Johnson is the lead manager.

Messrs. Roll, Baughan and Xiang serve as the portfolio managers of the Global Equity Portfolio. Mr. Roll has held his position since January 2001, Mr. Baughan has held his position since February 2003 and Mr. Xiang has held his position since April 2007. Messrs. Roll and Baughan serve jointly as the lead managers.

Mr. Cresci and Ms. Lewis serve as the portfolio managers of the International Small Companies Portfolio. Mr. Cresci has held his position since the Portfolio's inception in April 2007 and Ms. Lewis has held her position since December 2007. Mr. Cresci is the lead manager.

Additional information regarding the portfolio managers' compensation, their management of other funds and their ownership of the Fund can be found in the SAI.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures regarding disclosure of the Fund's portfolio securities is available in the SAI. Complete lists of the Portfolios' holdings are published quarterly on Harding Loevner's website, as of the date of the last day of the previous calendar quarter.

                            SHAREHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of the International Equity Portfolio, International Small Companies Portfolio, Emerging Markets Portfolio and Global Equity Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern Standard Time) on days when the New York Stock Exchange is open for business, except when trading is restricted (a "Business Day"). Each Class or Portfolio determines its net asset value per share by subtracting that Class or Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments or the portion of a Portfolio's investments attributable to a Class and other assets and dividing the result by the total issued and outstanding shares of the Class or Portfolio.

The foreign securities in the Portfolios may trade in their primary markets on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio may change on days when shareholders will not be able to buy or sell their shares.

For purposes of calculating each Portfolio's net asset value, securities are valued as follows:

      o all portfolio securities listed on the Nasdaq Stock Market ("NASDAQ") and for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP issued immediately after the close of trading on NASDAQ (or, if the NOCP is corrected, at the last corrected NOCP issued on or before at 5:15 PM Eastern Time), or if the NOCP is not available, at the highest closing bid price published;

      o all portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at their last sale price, or if there are no trades, at the latest bid price;

      o deposits and repurchase agreements are valued at their cost plus accrued interest unless Harding Loevner determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets;

      o U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and asked prices;

      o non-U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange on the current day, or if there are no trades on that day, at the most recent sale price available on that exchange, subject to the fair valuation procedures described below;

      o securities that are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market;

      o corporate bonds, municipal bonds and foreign bonds are valued at the latest bid price;

      o short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument;

      o the value of assets for which market quotations are not readily available, such as when a foreign market is closed, or for which market quotations are not reliable due to events that occur after the close of a market that are likely to affect security valuations, will be determined in good faith by Harding Loevner at fair value, under procedures established by and under the general supervision of the Fund's Board of Directors. The Fund has implemented fair value pricing on a daily basis for all foreign equity securities held by the Portfolios. The fair value pricing utilizes quantitative models developed by an independent pricing service unless Harding Loevner determines that use of another fair valuation methodology is appropriate. Use of fair value pricing could cause a Portfolio to value securities higher or lower than a fund that uses market quotations, which could cause the net asset value per share to differ significantly from the net asset value per share that would have been calculated using current market value. The use of fair value pricing is intended to decrease the opportunities for persons to engage in "time zone arbitrage," i.e. trading by investors seeking to take advantage of staleness of closing prices in foreign markets, which could affect the NAV of the Portfolios; and

      o quotations of foreign securities denominated in a foreign currency are converted to a U.S. Dollar-equivalent at exchange rates obtained from an automated pricing service at the mean price.

PURCHASE AND REDEMPTION OF SHARES

PURCHASES. There is no sales charge imposed by the Fund. The minimum initial investment in the Investor Class of the International Equity Portfolio, International Small Companies Portfolio or Emerging Markets Portfolio of the Fund is $25,000. The minimum initial investment in the Institutional Class of the Global Equity Portfolio is $100,000. Additional purchases or redemptions may be of any amount. Institutions may satisfy the minimum investment by aggregating their fiduciary accounts. Each Portfolio reserves the right to waive the minimum initial investment amount.

The Fund has authorized one or more brokers to receive purchase orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on a Portfolio's behalf. A Portfolio will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized agent receives the order in proper form. Share purchase orders placed through an authorized broker or the broker's authorized designee will be priced at the net asset value next computed after they are received in proper form by an authorized broker or the broker's authorized designee and accepted by the Fund. With respect to purchases of Portfolio shares through certain brokers: 1) a broker may charge transaction fees or other different or additional fees, 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated and 3) the minimum initial investment through certain brokers may be less than a direct purchase with a Portfolio.

The offering of shares of a Portfolio is continuous and purchases of shares of a Portfolio may be made on any Business Day. The Portfolios offer shares at a public offering price equal to the net asset value next determined after receipt of a purchase order.

You may purchase shares of a Portfolio utilizing the following methods:

WIRE TRANSFER: Purchases of shares may be made by wire transfer of Federal funds. Share purchase orders are effective on the date when State Street Bank and Trust ("State Street" or the "Transfer Agent") receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund's account with the Transfer Agent as set forth below. The shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions are:

                               ABA#: 0110-0002-8
                STATE STREET BANK AND TRUST COMPANY, BOSTON, MA
                                 DDA #00330928
               REFERENCE: HARDING LOEVNER FUNDS, INC. (FUND NAME)
         REFERENCE BENEFICIARY: ACCOUNT NUMBER AND ACCOUNT REGISTRATION

In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent at (877) 435-8105 as soon as possible, but no later than 4:00 p.m. Eastern Standard Time, to inform the Fund of the incoming wire transfer and clearly indicate which Portfolio, and if applicable, which class is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives trade instructions after the above-mentioned cut-off time, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received.

CHECK: A check used to purchase shares in a Portfolio must be payable to the Portfolio in which you wish to purchase shares, and must be drawn against funds on deposit at a U.S. bank. For a new account, the order must include a completed Account Application Form (and other required documents). For an existing account, the order should include the account number from your statement. In all cases, the purchase price is based on the NAV next determined after the purchase order and check are received and deposited in good order. The Fund or the Transfer Agent reserves the right to reject any check. All checks for Portfolio purchases should be sent to the Fund's Transfer Agent at:

REGULAR MAIL:

HARDING, LOEVNER FUNDS, INC.
C/O STATE STREET BANK AND TRUST COMPANY
P.O. BOX 642
BOSTON, MA 02117-0642

OVERNIGHT DELIVERY:

STATE STREET BANK AND TRUST COMPANY
ATTN: HARDING, LOEVNER FUNDS, INC.
200 CLARENDON ST., OPS 22
BOSTON, MA 02116

Fund shares are normally issued for cash only. The original seed capital for the International Small Companies Portfolio was provided through an in-kind contribution of portfolio securities from Harding Loevner in exchange for shares of the Fund.

The Fund reserves the right in its sole discretion (i) to suspend or modify the offering of a Portfolio's shares, (ii) to reject purchase orders, and (iii) to modify or eliminate the minimum initial investment in Portfolio shares. Purchase orders may be refused if, for example, they are of a size that could disrupt management of a Portfolio.

Please note that in compliance with the USA Patriot Act of 2001, the Fund's Transfer Agent will verify certain information on your account application as part of the Fund's anti-money laundering compliance program. If you do not supply the necessary information, the Fund's Transfer Agent may not be able to open your account. Additionally, if the Fund's Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

REDEMPTIONS. The Fund will redeem all full and fractional shares of a Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If the Transfer Agent receives such notice by the close of business (normally 4:00 p.m. Eastern Standard Time) on any Business Day, the redemption will be effective on the date of receipt. Payment will be made by wire within one to seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off time, the redemption notice will be deemed received as of the next Business Day.

The Fund has authorized one or more brokers to receive, on its behalf, redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Portfolio will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized agent receives the order in proper form. Share redemption orders placed through an authorized broker or the broker's authorized designee will be priced at the Portfolio's net asset value next computed after they are received in good order by an authorized broker or the broker's authorized designee and accepted by the Fund.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the Fund (such as brokerage commissions) and by disrupting portfolio management strategies. Accordingly, the Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the policy of the Fund to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund uses fees on short-term redemptions to discourage frequent purchases and redemptions of Fund shares and fair value pricing of securities to eliminate the opportunity for time zone arbitrage. A redemption fee of 2% of the value of the shares redeemed is imposed on shares of the Portfolio redeemed 90 days or less after their date of purchase. The redemption fee is intended to discourage frequent trading in the Portfolio or, to the extent that frequent trading occurs, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee is paid to the Portfolio. While the Fund is committed to preventing market timing and disruptive frequent trading in the Portfolios, there is no guarantee that the Fund or its agents will be able to detect all instances of time zone arbitrage and frequent trading.

The short-term redemption fee does not apply to transactions in 401(k) or 403(b) accounts and certain other retirement plans. The short-term redemption fee also does not apply to transactions by accounts participating in certain wealth management programs (including wrap programs) that have represented to the Fund that (i) their investment strategy is not expected to result in frequent trading; and (ii) they have adopted procedures reasonably designed to detect and deter frequent trading.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple shareholders. These intermediaries may currently be unable to assess redemption fees. Since individual trades in omnibus accounts are not ordinarily disclosed to the Fund, the Fund may be unable to detect or deter frequent trading by investors participating in such omnibus accounts.

Other than the redemption fee assessed on short-term redemptions, as described above, there is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund. When a shareholder's account balance falls below $25,000 due to redemption, a Portfolio may close the account. Such shareholders will be notified if the minimum account balance is not being maintained and will be allowed 60 days to make additional investments before the account is closed.

To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares that are redeemed prior to the record date do not receive dividends.

Certain requests or changes must be made in writing to State Street and include a signature guaranteed by a national bank that is a member firm of any national or regional securities exchange (a "Signature Guarantee"). If the guarantor institution belongs to a Medallion Signature Program, it must use the specific Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when Investors Bank deems it appropriate. Requests or changes must include a Signature Guarantee if a shareholder:

      o     wishes to sell more than $100,000 worth of shares;

      o     wishes to change its authorized agent;

      o     wishes to change the address of record;

      o wishes to change the account designated to receive redemption proceeds;

      o requests that a check be mailed to a different address than the record address; or

      o requests that redemption proceeds be paid to someone other than the account owner.

A shareholder may request redemption by calling the Transfer Agent (toll-free) at (877) 435-8105. Telephone redemption privileges are made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds according to pre-existing bank account instructions. No bank account instruction changes will be accepted via telephone.

Each Portfolio has reserved the right to redeem in-kind.

EXCHANGE PRIVILEGE. Investor Class and Emerging Markets Portfolio shares may be exchanged for other Investor Class or Emerging Markets Portfolio shares based on the respective net asset values of the shares involved in the exchange, assuming that shareholders wishing to exchange shares reside in states where these mutual funds are qualified for sale. The Investor Class of the International Equity Portfolio, the International Small Companies Portfolio and the Emerging Markets Portfolio minimum amount of $25,000 and the Institutional Class of the Global Equity Portfolio minimum amount of $100,000 would still apply. An exchange order is treated the same as a redemption (on which any taxable gain or loss may be realized) followed by a purchase and may be subject to federal income tax. Investors who wish to make exchange requests should telephone the Transfer Agent (toll-free) at (877) 435-8105.

DIVIDENDS

Each Portfolio will declare and pay a dividend from its net investment income, and distributions from its realized net short-term and net long-term capital gains, if any, at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such dividends and distributions, short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the dividends or distributions.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law.

FEDERAL INCOME TAXES. Each Class or Portfolio intends to distribute all of its taxable income by automatically reinvesting such amount in additional shares of the Portfolio and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form, to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional Fund shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of qualifying dividends paid by corporations, a portion of the dividends paid by the Portfolio may be eligible for either the corporate dividends-received deduction or the lower individual tax rate on qualified dividends if both the Portfolio and shareholder satisfy applicable holding period requirements.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES. A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Distributions from a Portfolio that are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Portfolio.

SHAREHOLDER INQUIRIES

Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., c/o State Street Bank and Trust, P.O. Box 642, Boston, Massachusetts 02117-0642 or by calling the Fund (toll-free) at (877) 435-8105.

                          DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by Quasar pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and Quasar under which Quasar serves as the exclusive distributor of the Fund.

The Fund has agreements with various financial intermediaries under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the intermediaries assumption of functions that the Fund would otherwise perform, such as providing sub-accounting and related shareholder services, each Portfolio is authorized to pay to each intermediary up to 0.15% of its average daily net assets attributable to that intermediary (subject to the voluntary expense cap). The balance of the intermediaries' fees is paid by Harding Loevner. Because of the voluntary cap on the Fund's fees and expenses, Harding Loevner paid a portion of the Portfolios' share of these fees during the year ended October 31, 2007. In addition, Harding Loevner may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Fund. Harding Loevner may also share with financial advisors certain marketing expenses or pay for the opportunity to distribute the Fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Such payments may differ as to amount among financial intermediaries based on various factors, including levels of assets and/or sales (based on gross or net sales) or some other criteria. In some circumstances, the payments may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients and may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund. The Fund may enter into additional similar arrangements in the future. Further information concerning these arrangements is included in the SAI.

Class Expenses and Distribution Plan. Investor Class shares are subject to a 12b-1 (Distribution) fee of up to 0.25% of average net assets.

The Board of Directors has approved a Distribution Plan with respect to the Investor Class shares. Under the Distribution Plan, the Distributor is entitled to receive a fee (as set forth above), which the Distributor may in turn allocate among and remit to selected dealers and others (each, an "Agent") as compensation attributable to the assets contributed to the Fund by shareholders who are customers of the Agent. Because these fees are paid out of Investor Class assets on an ongoing basis, over time the cost of investing in Investor Class shares may be more than paying other types of sales charges, such as front-end loads that may be charged by other funds.

                                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a
Portfolio (assuming reinvestment of all dividends and distributions.) Information for the fiscal years ended
October 31, 2007 and October 31, 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference in this Prospectus and the SAI. Information for the prior fiscal years was audited by the Fund's previous independent registered public accounting firm. The semi-annual and audited annual reports are available by following the instructions on the back cover of this Prospectus.

                                                                     INTERNATIONAL EQUITY PORTFOLIO -
                                                                              INVESTOR CLASS
                                                          ------------------------------------------------------
                                                             FOR THE            FOR THE              FOR THE
                                                            YEAR ENDED         YEAR ENDED         PERIOD ENDED
                                                          OCT. 31, 2007      OCT. 31, 2006      OCT. 31, 2005(1)
                                                          -------------      -------------      ----------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD .................        $18.65             $14.91            $15.63
                                                              ------             ------            ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss) .........................          0.09               0.11(2)          (0.00)*
Net realized and unrealized gain (loss) on investments
  and foreign currency-related transactions ..........          4.32               3.71             (0.72)
                                                              ------             ------            ------
Net increase (decrease) from investment operations ...          4.41               3.82             (0.72)
                                                              ------             ------            ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................         (0.06)             (0.07)               --
Net realized gain from investments and foreign
  currency-related transactions ......................         (1.34)             (0.01)               --
                                                              ------             ------            ------
Total distributions ..................................         (1.40)             (0.08)               --
                                                              ------             ------            ------
NET ASSET VALUE, END OF PERIOD .......................        $21.66             $18.65            $14.91
                                                              ======             ======            ======
TOTAL RETURN .........................................         24.95%             25.74%            (4.61)%(B)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................       $16,637             $9,884              $510
Net expenses to average net assets ...................          1.23%              1.25%             1.25%(A)
Net investment income (loss) to average net assets ...          0.48%              0.61%            (1.25)%(A)
Decrease reflected in above expense ratios due to
  expense reductions .................................            --               0.01%             0.08%(A)
Portfolio turnover rate ..............................            19%                35%               38%(B)

(1) For the period September 30, 2005 (commencement of operations) through October 31, 2005.
(2) Computed using average shares outstanding throughout the year.
*   Rounds to less than $(0.01).
(A) Annualized.
(B) Not annualized.

                                                                                 INTERNATIONAL SMALL
                                                                               COMPANIES PORTFOLIO --
                                                                                   INVESTOR CLASS
                                                                               ----------------------
                                                                                       FOR THE
                                                                                    PERIOD ENDED
                                                                                  OCT. 31, 2007(1)
                                                                                  ----------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD ......................................          $10.00
                                                                                     ------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income .....................................................            0.02
Net realized and unrealized gain on investments and foreign
  currency-related transactions ...........................................            1.65
                                                                                     ------
Net increase from investment operations ...................................            1.67
                                                                                     ------
NET ASSET VALUE, END OF PERIOD ............................................          $11.67
                                                                                     ======
TOTAL RETURN ..............................................................           16.70%(B)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................          $5,204
Net expenses to average net assets ........................................            1.75%(A)
Net investment income to average net assets ...............................            0.56%(A)
Decrease reflected in above expense ratios due to expense reductions ......            8.19%(A)
Portfolio turnover rate ...................................................              12%(B)

(1) For the period from March 26, 2007 (commencement of operations) through October 31, 2007.
(A) Annualized.
(B) Not Annualized.

                                                                    EMERGING MARKETS PORTFOLIO
                                         ---------------------------------------------------------------------------------
                                            FOR THE          FOR THE          FOR THE           FOR THE         FOR THE
                                           YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                         OCT. 31, 2007    OCT. 31, 2006    OCT. 31, 2005     OCT. 31, 2004   OCT. 31, 2003
                                         -------------    -------------    -------------     -------------   -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR ..      $    40.67       $    30.41       $  22.31          $ 18.16          $ 12.49
                                           ----------       ----------       --------          -------          -------

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income ...............            0.16             0.22           0.11             0.07             0.07
Net realized and unrealized gain
  on investments and foreign
  currency-related transactions .....           23.26            10.19           8.43             4.12             5.60
                                           ----------       ----------       --------          -------          -------

Net increase from investment
  operations ........................           23.42            10.41           8.54             4.19             5.67
                                           ----------       ----------       --------          -------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............           (0.02)           (0.09)         (0.02)           (0.04)              --
Net realized gain from investments
  and foreign currency-related
  transactions ......................              --            (0.06)         (0.42)              --               --
                                           ----------       ----------       --------          -------          -------
Total distributions .................           (0.02)           (0.15)         (0.44)           (0.04)              --
                                           ----------       ----------       --------          -------          -------
NET ASSET VALUE, END OF YEAR ........      $    64.07       $    40.67       $  30.41          $ 22.31          $ 18.16
                                           ==========       ==========       ========          =======          =======
TOTAL RETURN ........................           57.62%           34.29%         38.76%           23.09%           45.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .....      $2,562,957       $1,452,468       $690,968          $66,805          $29,657
Net expenses to average net assets ..            1.60%            1.63%          1.68%            1.75%            1.75%
Net investment income to average
  net assets ........................            0.36%            0.61%          0.87%            0.51%            0.76%
Decrease reflected in above expense
  ratios due to expense reductions ..              --               --             --             0.02%            0.08%
Portfolio turnover rate .............              29%              59%            36%              40%              58%

                                                                     GLOBAL EQUITY PORTFOLIO --
                                                                         INSTITUTIONAL CLASS
                                         ---------------------------------------------------------------------------------
                                            FOR THE          FOR THE          FOR THE           FOR THE         FOR THE
                                           YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                         OCT. 31, 2007    OCT. 31, 2006    OCT. 31, 2005     OCT. 31, 2004   OCT. 31, 2003
                                         -------------    -------------    -------------     -------------   -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR ..       $ 24.04          $ 20.36          $ 17.17           $ 16.45         $ 13.28
                                            -------          -------          -------           -------         -------

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income ...............          0.09             0.08             0.09              0.05            0.09
Net realized and unrealized gain
  on investments and foreign
  currency-related transactions .....          5.78             4.14             3.12              0.74            3.11
                                            -------          -------          -------           -------         -------

Net increase from investment
  operations ........................          5.87             4.22             3.21              0.79            3.20
                                            -------          -------          -------           -------         -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............         (0.08)           (0.06)           (0.02)            (0.07)          (0.03)
Net realized gain from investments
  and foreign currency-related
  transactions ......................         (1.80)           (0.48)              --                --              --
                                            -------          -------          -------           -------         -------
Total distributions .................         (1.88)           (0.54)           (0.02)            (0.07)          (0.03)
                                            -------          -------          -------           -------         -------
NET ASSET VALUE, END OF YEAR ........       $ 28.03          $ 24.04          $ 20.36           $ 17.17         $ 16.45
                                            =======          =======          =======           =======         =======
TOTAL RETURN ........................         26.01%           21.08%           18.72%             4.78%          24.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .....       $39,802          $31,106          $25,317           $25,770         $26,568
Net expenses to average net assets ..          1.25%            1.25%            1.25%             1.25%           1.25%
Net investment income to average
  net assets ........................          0.34%            0.37%            0.44%             0.27%           0.70%
Decrease reflected in above expense
  ratios due to expense reductions ..          0.18%            0.35%            0.36%             0.18%           0.12%
Portfolio turnover rate .............            16%              27%              35%               29%             68%

                                 PRIVACY NOTICE

The Fund collects nonpublic personal information about you from the following sources:

      o Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.

      o Information that results from any transaction performed by us for you.

THE FUND WILL NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT YOU OR ITS FORMER CUSTOMERS TO ANYONE EXCEPT AS PERMITTED OR REQUIRED BY LAW.

If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

                          HARDING, LOEVNER FUNDS, INC

             Availability of Additional Information About the Fund

The SAI, dated December 28, 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To order free copies of the Fund's annual or semi-annual report or its SAI, to request other information about the Fund and to make shareholder inquiries generally, call (toll free) 1-877-435-8105, or write to the following address:

HARDING LOEVNER FUNDS, INC.
C/O STATE STREET BANK AND TRUST COMPANY
P.O. BOX 642
BOSTON, MA 02117-0642

The SAI and the Fund's annual and semi-annual reports are also available free of charge on Harding Loevner's Internet site at http://www.hardingloevner.com.

Information about the Fund (including the SAI and the Fund's annual and semi-annual reports) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-212-551-8090. Reports and other information about the Fund are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.


[LOGO]


                                                         Investment Company Act
                                                           file number 811-7739
                                                            HLFPEAINST- G 12/07

Statement of Additional Information                           December 28, 2007

[LOGO]

                                HARDING LOEVNER

         FAMILY OF MUTUAL FUNDS

           [ ] International Equity Portfolio
               Institutional Class and Investor Class
           [ ] Emerging Markets Portfolio
           [ ] Institutional Emerging Markets Portfolio
           [ ] Global Equity Portfolio
               Institutional Class
           [ ] International Small Companies Portfolio
               Investor Class

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") of the Fund. The current Prospectuses for the Institutional Classes of the International Equity Portfolio and Global Equity Portfolio and the Institutional Emerging Markets Portfolio; the Investor Class of the International Equity Portfolio and the Emerging Markets Portfolio; and the Investor Class of the International Small Companies Portfolio are dated December 28, 2007, have been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, by writing to Harding Loevner Funds, Inc. at P.O, Box 642, Boston, Massachusetts 02117, or by calling the Fund toll-free at 1-877-435-8105. This Statement of Additional Information incorporates the Prospectuses and the Financial Statements from the Portfolios' most recent Annual Reports by reference.


                                                   Harding, Loevner Funds, Inc.
                                                           P.O. Box 642, OPS 22
                                                          Boston, MA 02117-0642
                                                              Fax: 617-937-3051

                               TABLE OF CONTENTS
                                                                           PAGE

Organization of the Fund................................................      2

Supplemental Investment Techniques......................................      2

Discussion of Supplemental Risks........................................      8

Special Considerations Regarding Emerging Markets.......................     11

Investment Restrictions.................................................     13

Management of the Fund..................................................     14

Codes of Ethics.........................................................     19

Proxy Voting Policies and Procedures....................................     19

Control Persons and Principal Holders of Securities.....................     20

Investment Adviser......................................................     22

Distribution of Fund Shares.............................................     27

Administrator...........................................................     29

Portfolio Transactions..................................................     29

Capital Stock Information ..............................................     32

Net Asset Value.........................................................     32

Tax Considerations......................................................     33

Shareholder Information.................................................     37

Transfer Agent..........................................................     37

Custodian...............................................................     37

Independent Registered Public Accounting Firm...........................     38

Counsel  ...............................................................     38

Financial Statements....................................................     38

Appendix - Ratings Descriptions.........................................     39

Appendix - Proxy Voting Policies and Procedures.........................     42

                            ORGANIZATION OF THE FUND

The Fund is a no-load, open-end management investment company established as a Maryland corporation on July 31, 1996. Harding, Loevner Management, L.P. ("Harding Loevner") serves as investment adviser to the Fund. The Fund currently has five separate diversified portfolios, each of which has its own investment objective and policies. There is no sales charge for purchase of shares. Shares of each Portfolio may be purchased through Quasar Distributors, LLC ("Quasar"), the Fund's distributor. The minimum initial investment in the Institutional Class of the International Equity Portfolio, the Global Equity Portfolio and the International Small Companies Portfolio is $100,000; the minimum initial investment in the Institutional Emerging Markets Portfolio is $1,000,000; and the minimum initial investment in the Investor Class of the International Equity Portfolio, the Global Equity Portfolio and the International Small Companies Portfolio and in the Emerging Markets Portfolio is $25,000. Additional investments or redemptions may be of any amount. The Institutional Class of International Small Companies Portfolio and Investor Class of Global Equity Portfolio are not currently offered.

                       SUPPLEMENTAL INVESTMENT TECHNIQUES

Information concerning the Portfolios' supplemental investment techniques is set forth below.

Zero Coupon and Discount Debt Securities. The Emerging Markets Portfolio and the Institutional Emerging Markets Portfolio may invest in zero coupon securities and convertible debt or other debt securities acquired at a discount. A portion of each Portfolio's sovereign debt securities may be acquired at a discount. The Portfolios will purchase such securities only to the extent consistent with each Portfolio's investment objective.

Foreign Governments and International and Supranational Agency Securities. The Portfolios may purchase debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

Convertible Securities. The Portfolios may invest in convertible preferred and convertible debt securities, which are securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible fixed income securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Foreign Currency Transactions. The Portfolios do not hedge foreign currency exposure, except on rare occasions when Harding Loevner has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. Each Portfolio will segregate cash or liquid portfolio securities in an amount at all times equal to or exceeding its commitment with respect to contracts that are not part of a designated hedge.

U.S. Treasury and other U.S. Government and Government Agency Securities. Each Portfolio may purchase securities issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States ("U.S. Government Securities"). Each Portfolio also may purchase securities issued by a U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Sallie Mae) or by its own credit standing (e.g., Fannie Mae). U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. The Fund may invest in instruments issued by instrumentalities established or sponsored by the U.S. Government, such as Sallie Mae, Fannie Mae and Freddie Mac ("U.S. Government Agency Securities"). While U.S. Government Agency Securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

Inflation-Indexed Securities. Each Portfolio may invest in securities with a nominal return linked to the inflation rate from bond markets worldwide such as the U.S. Treasury Department's "inflation-protection" issues ("TIP"). The initial issues of TIPs are ten-year notes which are issued quarterly. Other maturities will be added at a later date. The principal of TIP securities is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers ("CPI-U"). These securities may also be eligible for coupon stripping under the U.S. Treasury "STRIPS" program.

Corporate Debt Instruments. Each Portfolio may purchase commercial paper, short-term notes and other obligations of U.S. and foreign corporate issuers meeting the Portfolio's credit quality standards (including variable rate notes). Other than the allowable 20% of a Portfolio's total assets invested in below-investment grade convertible and other debt securities, all investments in corporate debt instruments will be rated at least "BBB" or "A-1" (in the case of commercial paper) by Standard & Poor's Rating Service ("S&P"), "Baa" or "P-1" (in the case of commercial paper) by Moody's Investors Service, Inc. ("Moody's"), or of comparable quality as determined by Harding Loevner.

Bank Obligations. The Fund limits its investments in U.S. (domestic) bank obligations to obligations of U.S. banks that in Harding Loevner's opinion meet sufficient creditworthiness criteria. Domestic bank obligations are defined as instruments issued by: U.S. (domestic) banks; U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks; and foreign branches of U.S. banks. However, Harding Loevner must determine that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the U.S. parent bank, in that the U.S. parent bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. The Fund limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of Harding Loevner, are of an investment quality comparable to obligations of U.S. banks in which each Portfolio may invest. Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes and custodial receipts. Other than the allowable 20% of a Portfolio's total assets invested in below-investment grade convertible and other debt securities, all investments in bank obligations will be rated "A" by Thomson or similarly rated by Fitch or of comparable quality as determined by Harding Loevner.

Brady Bonds. Each Portfolio, subject to limitations, may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

Each Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by Harding Loevner to be of comparable quality.

Derivatives. A Derivative is a financial instrument, traded on or off an exchange, the price of which is directly dependent upon the value of one or more underlying securities commodities, other derivative instruments or any agreed-upon pricing index or arrangement. The Portfolios are authorized to use the Derivatives described below to hedge broad or specific market movements, or to seek to increase the Portfolios' income or gains. The Portfolios may purchase and sell (or write) exchange-listed and over-the-counter ("OTC") put and call options on securities, financial futures contracts, equity indices and other financial instruments and enter into financial futures contracts.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities market movements to protect the Portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio's income or gain. The Portfolios may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any Derivatives will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize Derivatives successfully will depend on, in addition to the factors described above, Harding Loevner's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio's securities. The Portfolios are not "commodity pools" (i.e., pooled investment vehicles which trade in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). The use of certain Derivatives will require that the Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

Futures Contracts. The Portfolios may use stock index futures contracts ("futures contracts") as a hedge against the effects of changes in the market value of the stocks comprising the relevant index. In managing its cash flows, a Portfolio may also use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time the Portfolio enters into a futures transaction, it is required to make a performance deposit ("initial margin") of cash or liquid securities in a segregated custodial account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually marked to market. The Portfolios will segregate cash, U.S. Government securities or other liquid obligations in an amount sufficient to meet its obligations under these transactions.

If the Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset in whole or in part, by a loss on the futures contract. If instead the Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., purchases and redemptions of Portfolio shares). Under normal market conditions, futures contracts positions may be closed out on a daily basis.

U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolios may also enter into futures contracts that are based on securities that would be eligible investments for the Portfolios. The Portfolios may enter into contracts that are denominated in currencies other than the U.S. dollar.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, a Portfolio must allocate in cash or securities, an initial margin. Initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of a "variation margin" generally will be required, a process known as "marking to the market." Each day the Portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value from the preceding day.

Stock Index Options. The Portfolios may purchase or sell options on stock indices on U.S. and foreign exchanges or in the over-the-counter markets. An option on a stock index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolios will segregate cash or other liquid portfolio securities in an amount sufficient to meet its obligations under these transactions.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements under which a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) agrees, upon entering into the contract, to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio at a mutually agreed-upon price and date. Repurchase agreements will generally be restricted to those that mature within seven days. Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness and will enter into repurchase agreements only with financial institutions which are deemed by Harding Loevner to be in good financial standing. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities at an agreed-upon price and date. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest. The Fund will maintain for each Portfolio a segregated custodial account containing cash or other appropriate liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, and will subsequently monitor the account to ensure such equivalent value is maintained until payment is made. Reverse repurchase agreements will generally be restricted to those that mature within seven days. The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for the purposes of limitations on borrowings.

Warrants. The Portfolios may invest up to 10% of the value of their total assets (valued at the lower of cost or market) in warrants for equity securities, which are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities. The Portfolios may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolios will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will maintain in a segregated account cash and liquid, unencumbered securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will hold the portfolio securities themselves in a segregated custodial account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Borrowing. Each Portfolio may borrow money temporarily from banks when (i) it is advantageous to do so in order to meet redemption requests, (ii) a Portfolio fails to receive transmitted funds from a shareholder on a timely basis, (iii) the custodian of the Fund fails to complete delivery of securities sold or (iv) a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio. In addition, each Portfolio may, in effect, lend securities by engaging in reverse repurchase agreements and may, in effect, borrow money by doing so. Securities may be borrowed by engaging in repurchase agreements. See "Investment Restrictions."

Securities Lending. Each Portfolio is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The loans will be terminable at any time by the Fund and the relevant Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Portfolio continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers that are approved by the Board of Directors and are deemed by Harding Loevner to be of good financial standing. A Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Portfolio unless otherwise required by law.

Foreign Currency Hedging. The Portfolios may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts primarily to protect against a decrease in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The Portfolios may at times hedge all or some portion of their currency exchange risk. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances a Portfolio will employ any of the techniques or strategies described below and in the section of the Prospectus entitled "Descriptions of Investments." A Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal tax requirements applicable to regulated investment companies (see "Tax Considerations").

Forward Contracts. Sale of currency for dollars under a forward contract establishes a price for the currency in dollars. Such a sale insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

The Portfolios may use forward contracts to insulate existing security positions against exchange rate movement ("position hedges") or to insulate proposed transactions against such movement ("transaction hedges"). For example, to establish a position hedge, a forward contract on a foreign currency might be sold to protect against the decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.

Options on Foreign Currencies. The Portfolios may purchase and sell (i.e., write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of their portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that they intend to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Options on Futures Contracts. The Portfolios may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. The Portfolios will segregate cash, U.S. Government securities or other liquid obligations in an amount sufficient to meet its obligations where an option on a futures contract is sold.

Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.

Regulation of the Use of Futures Contracts and Options on Futures Contracts. The Portfolios will enter into futures and options on futures contracts for bona fide hedging purposes or other appropriate investment purposes as permitted by CFTC regulations, which permit principals of an investment company registered under the Commodity Exchange Act to engage in such transactions without registering as commodity pool operators.

Illiquid Securities. Although each of the Portfolios may invest up to 15% of the value of its net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. All repurchase agreements and time deposits maturing in more than seven days are treated as illiquid assets. A Portfolio also may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. Not all Rule 144A securities can be deemed liquid; Harding Loevner will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. In addition, certain derivatives that are not traded on an exchange may also be deemed illiquid.

                        DISCUSSION OF SUPPLEMENTAL RISKS

Information concerning risks associated with certain of the Portfolios' investments is set forth below.

Creditworthiness. In general, certain obligations which the Portfolios may invest in are subject to credit risks such as the loss of credit ratings or possible default. After purchase by a Portfolio of the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Portfolio. However, Harding Loevner will consider such event in its determination of whether a Portfolio should hold the security. To the extent that the ratings given by S&P or Moody's may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks generally are not subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

High Yield/High Risk Debt Securities. Each Portfolio may invest up to 20% of its total assets in convertible securities and debt securities which are rated below investment grade. Below-investment-grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities. See "Ratings Descriptions" in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Portfolio to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs. Prices for below investment-grade securities may also be affected by legislative and regulatory developments.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of Harding Loevner not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on Harding Loevner's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, Harding Loevner will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.

Foreign Currency Hedging. The success of currency hedging will depend on the ability of Harding Loevner to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will cause poorer Portfolio performance than would otherwise be the case. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

Precise matching of forward contract amounts and the value of portfolio securities is generally not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so contract positions are likely to be approximate hedges, rather than perfect hedges.

The cost to a Portfolio of engaging in foreign currency forward contracts will vary with factors such as the foreign currency involved, the length of the contract period, and the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar. Furthermore, Harding Loevner may not be able to purchase forward contracts with respect to all of the foreign currencies in which a Portfolio's securities may be denominated. In those circumstances the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an over-the-counter transaction, as will usually be the case, the Portfolio generally will be exposed to the credit risk of its counterparty. If the Portfolio enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

Futures Contracts. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to: (1) investors' obligations to meet additional variation margin requirements; (2) decisions to make or take delivery, rather than entering into offsetting transactions; and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market or foreign exchange rate trends still may not result in a successful transaction.

Although the Fund believes that the use of such contracts and options thereon will benefit the Portfolios, if predictions about the general direction of securities market movements or foreign exchange rates are incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon.

A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Foreign Currency. As in the case of other types of options, the benefit to a Portfolio deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Futures Contracts. The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in Harding Loevner's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not result in a loss.

Temporary Defensive Position. Each Portfolio has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser may employ a temporary defensive strategy if it determines the strategy to be warranted. Pursuant to such a defensive strategy, a Portfolio may temporarily hold cash (foreign currencies or multinational currency) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether or for how long a Portfolio will employ defensive strategies. The use of defensive strategies may prevent a Portfolio from achieving its goals.

               SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS

Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: i) less social, political and economic stability; ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; v) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; vi) capital gains may be subject to local taxation, including on a retroactive basis; vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; ix) bankruptcy judgments may only be permitted to be paid in the local currency; x) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities and xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which a Portfolio invests lack the social, political and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market countries may take the form of i) high interest rates; ii) high levels of inflation, including hyperinflation; iii) high levels of unemployment or underemployment;
iv) changes in government economic and tax policies, including confiscatory taxation; and v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL. The following fundamental investment restrictions apply to each Portfolio and may be changed with respect to a particular Portfolio only by the majority vote of that Portfolio's outstanding shares (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Accordingly, no Portfolio may:

(1) invest more than 5% of its total assets in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets;

(2) invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies or instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy;

(3) borrow money, except through reverse repurchase agreements or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets nor will the Portfolios borrow for leveraging purposes. In addition, although not a fundamental policy, the Portfolio will not make any additional investments while its borrowings exceeded 5% of such Portfolio's total assets (taken at market value);

(4) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities; or

(5) purchase or retain the securities of any open-end investment companies (this policy does not apply to International Small Companies Portfolio or Institutional Emerging Markets Portfolio).

(6) issue senior securities (other than with respect to borrowing through the use of reverse repurchase agreements or from a bank for temporary or emergency purposes as set forth in the Prospectus under "Investment Restrictions.");

(7) make loans, except (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties;

(8) underwrite securities of other issuers;

(9) invest in companies for the purpose of exercising control or management;

(10) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases; or

(11) invest more than 10% of its total assets in warrants.

The above percentage limits are based upon current asset values at the time of the applicable transaction; accordingly, except for the fundamental investment restriction on borrowing to which this condition does not apply, a subsequent change in asset or security values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Portfolio's investment policies and limitations.

Each Portfolio's investment objective and other investment policies, unless designated as fundamental in the Prospectuses or this SAI are non-fundamental and may be changed at any time by action of the Board of Directors. Although a non-fundamental policy, no Portfolio may purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                             MANAGEMENT OF THE FUND

Overall responsibility for management and supervision of the Fund rests with the Board of Directors. The Directors approve all significant agreements between the Fund and the persons and companies that furnish services to the Fund.

The Director who is an "Interested Person" of the Fund for purposes of the 1940 Act is listed below together with his positions with the Fund, a brief statement of his principal occupation during the past five years and any other directorships held:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                              TERM OF                                       PORTFOLIOS IN
                                              OFFICE AND                                    FUND COMPLEX
                               POSITION       LENGTH OF       PRINCIPAL OCCUPATION          OVERSEEN BY
NAME, ADDRESS AND AGE          WITH THE FUND  TIME SERVED     DURING PAST FIVE YEARS        DIRECTOR          OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
David R. Loevner*              Director,      Indefinite;     HLM Holdings, Inc.,                  5          None
Harding, Loevner Management,   President      Director,       Harding, Loevner
L.P.                           and Chairman   President and   Management, L.P.'s general
50 Division Street, Suite      of the Board   Chairman of     partner, President, 7/89 -
401                                           the Board       present; Parks Tennant
Somerville, NJ 08876                          since 1996      Corporation (real estate),
Age, 53                                                       President, 1/01 - present.
-----------------------------------------------------------------------------------------------------------------------------------

* David R. Loevner is an interested person of the Fund because he serves as the President of the general partner of Harding,
  Loevner Management, L.P., the Fund's investment adviser.

Each Director who is not an "Interested Person" of the Fund for purposes of the 1940 Act is listed below together with his or her positions with the Fund, a brief statement of his or her principal occupation during the past five years and any other directorships held:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                              TERM OF                                       PORTFOLIOS IN
                                              OFFICE AND                                    FUND COMPLEX
                               POSITION       LENGTH OF       PRINCIPAL OCCUPATION          OVERSEEN BY
NAME, ADDRESS AND AGE          WITH THE FUND  TIME SERVED     DURING PAST FIVE YEARS        DIRECTOR          OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
R. Kelly Doherty               Director       Indefinite;     Caymen Partners (private             5          L.P. Thebault & Co.
41 Post Road                                  Director        investment vehicles),                           (commercial
Bernardsville, NJ 07924                       since 2004      Managing Partner,                               printing); The Peck
Age, 49                                                       1/99 - present.                                 School
-----------------------------------------------------------------------------------------------------------------------------------
Jane A. Freeman                Director       Indefinite;     Scientific Learning                  5          None
300 Frank Ogawa Plaza                         Director        Corporation (Education
Suite 600                                     since 1996;     Software), Senior Vice
Oakland, CA 94612-2040                        Chairperson     President and Chief
Age, 54                                       of the Audit    Financial Officer, 1/00 -
                                              Committee       present; Treasurer and Vice
                                              since 2005      President, Finance &
                                                              Business Development,
                                                              9/99 - 1/00.
-----------------------------------------------------------------------------------------------------------------------------------
Samuel R. Karetsky             Director       Indefinite;     The Karetsky Group LLC               5          None
The Karetsky Group, LLC                       Director        (Advisory Firm), Managing
12 East 49th Street                           since 1998      Member, 1/03 -present;
27th Floor                                                    Wetherby Asset Management,
New York, NY  10017                                           Principal, 2004 - present;
Age, 62                                                       European Investors Inc.,
                                                              Managing Director,
                                                              11/98-12/02.
-----------------------------------------------------------------------------------------------------------------------------------
Raymond J. Clark               Director       Indefinite;     The Woodrow Wilson National          5          Princeton Healthcare
66 Greenway Terrace                           Director        Fellowship Foundation,                          System
Princeton, NJ 08540                           since 2004      Treasurer, 8/04 - present;
Age, 72                                                       Wellesley College, Interim
                                                              Vice President of Finance
                                                              and Treasurer, 10/03 -6/04;
                                                              Princeton University,
                                                              Treasurer, 1987-2001
-----------------------------------------------------------------------------------------------------------------------------------

Each Director who is not an "Interested Person" of the Fund for purposes of the 1940 Act serves on the Audit Committee of the
Fund. The function of the Audit Committee is to (i) oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof, and (iii) act as a liaison between the Fund's independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended
October 31, 2007.

The Board has established a Qualified Legal Compliance Committee that will receive, retain, consider and act upon reports of evidence of possible material violations of applicable federal and state securities laws. The Committee consists of all the members of the Audit Committee. The Qualified Legal Compliance Committee did not hold any meetings during the fiscal year ended
October 31, 2007.

At this time, Harding Loevner does not have a policy regarding the consideration of any director candidates recommended by shareholders. The need for additional Board members occurs infrequently, but when the addition of a new Director is considered desirable, the Independent Directors shall review potential candidates and make recommendations to the full Board regarding suitable nominees.

The Officers of the Fund (with the exception of the President) are listed below together with their respective positions with the
Fund and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Fund:

-----------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF OFFICE
                                            POSITION WITH        AND LENGTH OF           PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                       THE FUND             TIME SERVED             DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Donna M. Rogers                             Chief                1 year;                 State Street Bank and Trust
State Street Bank and Trust Company         Compliance           Chief Compliance        Company (formerly Investors
200 Clarendon Street                        Officer of the       Officer since 2007      Bank & Trust Company), Senior
Boston, MA 02116                            Funds                                        Director, 2002 - present.
Age, 41
-----------------------------------------------------------------------------------------------------------------------
Ellen Blanchard                             Anti-Money           1 year;                 State Street Bank and Trust
State Street Bank and Trust Company         Laundering           Anti-Money              Company (formerly Investors
200 Clarendon Street                        Compliance           Laundering              Bank and Trust Company),
Boston, MA 02116                            Officer              Compliance              Director and Senior Associate
Age, 33                                                          Officer since 2007      Counsel, 1/06 - present;
                                                                                         Senior Manager and Associate
                                                                                         Counsel, 8/04 -12/05; Manager
                                                                                         and Associate Counsel
                                                                                         8/02-8/04; Product Manager,
                                                                                         8/99 - 8/02
-----------------------------------------------------------------------------------------------------------------------
Brendan J. O'Neill                          Assistant            1 year;                 State Street Bank and Trust
State Street Bank and Trust Company         Treasurer            Assistant               Company (formerly Investors
200 Clarendon Street                                             Treasurer since         Bank and Trust Company), Unit
Boston, MA 02116                                                 2004                    Director 11/07 - present;
Age, 39                                                                                  Director 1/05 - 10/07; Senior
                                                                                         Manager, 11/02 - 12/04;
                                                                                         Manager 7/00 - 10/02
-----------------------------------------------------------------------------------------------------------------------
Rainer L.C. Frost                           Secretary and        1 year;                 State Street Bank and Trust
State Street Bank and Trust Company         Chief Legal          Secretary and           Company (formerly Investors
200 Clarendon Street                        Officer              Chief Legal             Bank and Trust Company),
Boston, MA 02116                                                 Officer since 2005      Director and Counsel,
Age, 49                                                                                  6/05-present; Clarity Group,
                                                                                         Principal 6/02 - 6/05.
-----------------------------------------------------------------------------------------------------------------------
Richard Reiter                              Vice President       1 year;                 HLM Holdings Inc. (general
Harding, Loevner Management, L.P.                                Vice President          partner of Harding, Loevner
50 Division Street, Suite 401                                    since 2007              Management, L.P.), Director,
Somerville, NJ 08876                                                                     4/96 - present.
Age, 41
-----------------------------------------------------------------------------------------------------------------------
Puran Dulani                                Chief                1 year;                 HLM Holdings, Inc. (general
Harding, Loevner Management, L.P.           Financial            Treasurer and           partner of Harding, Loevner
50 Division Street, Suite 401               Officer and          Chief Financial         Management, L.P.), Chief of
Somerville, NJ 08876                        Treasurer            Officer since 2007      Operations and Accounting 3/02
Age, 49                                                                                  - present.
-----------------------------------------------------------------------------------------------------------------------

There is no family relationship among any of the Directors or officers listed above.

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Fund's Portfolios as of December 31, 2006.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                         EQUITY SECURITIES IN ALL
                                                                                         REGISTERED INVESTMENT
                                                DOLLAR RANGE OF                          COMPANIES OVERSEEN BY
                                               EQUITY SECURITIES                         DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                               IN THE FUND                            INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------
David R. Loevner           International Equity Portfolio:  Over $100,000
                           Global Equity Portfolio:  Over $100,000                               Over $100,000
                           Emerging Markets Portfolio:  Over $100,000
                           Institutional Emerging Markets Portfolio:  None
                           International Small Companies Portfolio:  Over $100,000
-----------------------------------------------------------------------------------------------------------------------
R. Kelly Doherty           International Equity Portfolio: Over $100,000
                           Global Equity Portfolio:  None                                        Over $100,000
                           Emerging Markets Portfolio:  Over $100,000
                           Institutional Emerging Markets Portfolio:  None
                           International Small Companies Portfolio:  None
-----------------------------------------------------------------------------------------------------------------------
Jane A. Freeman            International Equity Portfolio:  None
                           Global Equity Portfolio:  Over $100,000                               Over $100,000
                           Emerging Markets Portfolio:  Over $100,000
                           Institutional Emerging Markets Portfolio:  None
                           International Small Companies Portfolio:  $1 - $10,000
-----------------------------------------------------------------------------------------------------------------------
Samuel R. Karetsky         International Equity Portfolio:  Over $100,000
                           Global Equity Portfolio: Over $100,000                                Over $100,000
                           Emerging Markets Portfolio:  Over $100,000
                           Institutional Emerging Markets Portfolio:  None
                           International Small Companies Portfolio:  None
-----------------------------------------------------------------------------------------------------------------------
Raymond J. Clark           International Equity Portfolio:  None                                     None
                           Global Equity Portfolio:  None
                           Emerging Markets Portfolio:  None
                           Institutional Emerging Markets Portfolio:  None
                           International Small Companies Portfolio:  None
-----------------------------------------------------------------------------------------------------------------------

No employee of Harding Loevner or State Street Bank and Trust Company ("State Street") (formerly Investors Bank and
Trust Company) receives any compensation from the Fund for acting as an officer or Director of the Fund. The Fund has contracted with State Street to provide the Chief Compliance Officer, Anti-Money Laundering Compliance Officer and
related services. The Fund pays each Director who is not a director, officer or employee of Harding Loevner, State
Street, or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the non-interested Directors receives an annual retainer of $20,000 which is paid in quarterly installments at the end of each quarter. The
Chairperson of the Fund's Audit Committee receives an additional annual retainer of $3,000 which is paid in quarterly installments at the end of each quarter. As of December 1, 2007 directors and officers of the Fund collectively owned less than 1% of each Portfolio's outstanding shares with the exception of the International Small Companies Portfolio and the Global Equity Portfolio of which directors and officers collectively owned 3.98% and 1.15% respectively.

By virtue of the responsibilities assumed by Harding Loevner, State Street and Quasar and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

                         DIRECTOR'S COMPENSATION EARNED DURING FISCAL YEAR ENDED OCTOBER 31, 2007

-------------------------------------------------------------------------------------------------------------------------
                                                                  PENSION OR          ESTIMATED      TOTAL COMPENSATION
                                                             RETIREMENT BENEFITS        ANNUAL       FROM FUND AND FUND
                                  AGGREGATE COMPENSATION      ACCRUED AS PART OF    BENEFITS UPON      COMPLEX PAID TO
           DIRECTOR                      FROM FUND             FUND'S EXPENSES        RETIREMENT          DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
David R. Loevner                         $0                           $0                  $0               $0
-------------------------------------------------------------------------------------------------------------------------
R. Kelly Doherty                         $26,000                      $0                  $0               $26,000
-------------------------------------------------------------------------------------------------------------------------
Jane A. Freeman                          $30,000                      $0                  $0               $30,000
-------------------------------------------------------------------------------------------------------------------------
Samuel R. Karetsky                       $27,000                      $0                  $0               $27,000
-------------------------------------------------------------------------------------------------------------------------
Raymond J. Clark                         $27,000                      $0                  $0               $27,000
-------------------------------------------------------------------------------------------------------------------------

                                CODES OF ETHICS

Rule 17j-1 of the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under its code of ethics. To assure compliance with these restrictions, the Fund, the Adviser and Quasar each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Fund, the Adviser and Quasar permit covered employees to engage in personal securities transactions that avoid actual or potential conflicts of interest with the Fund.

Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at (202) 942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                      PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated proxy voting responsibilities to Harding Loevner, subject to the Board of Directors' oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund's and its shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. Harding Loevner has adopted its own proxy voting policies and guidelines for this purpose ("Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of Harding Loevner and its affiliates. The Proxy Voting Procedures are provided in the Appendix to this SAI.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available on the Fund's website at http://www.hardingloevner.com and the SEC's website at http://www.sec.gov.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2007, to the Fund's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Portfolios set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Portfolio, it may be deemed to "control" such Portfolio within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Portfolio to take actions requiring the affirmative vote of holders of a plurality or majority of the Portfolio's shares without the approval of the controlling shareholder.


INTERNATIONAL EQUITY PORTFOLIO

CLASS                   NAME AND ADDRESS OF BENEFICIAL OWNER   PERCENT OF CLASS
-----                   ------------------------------------   ----------------
Institutional Class     Wilmington Trust Company Trust             24.62%
                        U/A DTD 12/1/75
                        AGT W/Longwood Gardens, Inc.
                        P.O. Box 8882 ATTN: Mutual Funds
                        Wilmington, DE  19899

                        Public Welfare Foundation, Inc.            11.08%
                        1200 U Street, N.W.
                        Washington, D.C.20009

                        Charles Schwab & Co., Inc.                 9.57%
                        Special Custody Account for the
                        Exclusive Benefit of  Customers
                        ATTN: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA  94104

                        Sahara Investments, LLC.                   6.12%
                        ATTN: Thomas Gahlon
                        10 South LaSalle Street - Suite 3700
                        Chicago, IL  60603

                        Eugene & Agnes E. Meyer Foundation         5.84%
                        ATTN: Julie L. Rogers President
                        1400 16th Street, N.W.
                        Washington, D.C.  20036

Investor Class          Charles Schwab & Co., Inc.                 7.02%
                        Special Custody Account for the
                        Exclusive Benefit of  Customers
                        ATTN: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA  94104

EMERGING MARKETS PORTFOLIO(1)
                                                                   PERCENT OF
                        NAME AND ADDRESS OF BENEFICIAL OWNER       PORTFOLIO
                        ------------------------------------       ----------

                        Charles Schwab & Co., Inc.                 71.85%
                        Special Custody Account for the
                        Exclusive Benefit of  Customers
                        ATTN: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA  94104

INSTITUTIONAL EMERGING MARKETS PORTFOLIO
                                                                   PERCENT OF
                        NAME AND ADDRESS OF BENEFICIAL OWNER       PORTFOLIO
                        ------------------------------------       ----------

                        L&F Indemnity Limited                      16.80%
                        P.O. Box HM 2954
                        Hamilton HM MX, Bermuda

                        The Museum of Fine Arts, Houston           15.68%
                        1001 Bissonnet Street
                        Houston, TX  77005

                        Karlin Holdings, LP                        12.51%
                        c/o GKM Capital Inc.
                        11755 Wilshire Boulevard, Suite 1600
                        Los Angeles, CA  90025

                        Texas Children's Hospital Foundation       11.65%
                        1919 South Braeswood, MB 4282
                        Houston, TX  77030

                        E. Rhodes and Leona B. Carpenter           6.87%
                        Foundation
                        U/A DTD  03/21/07
                        1735 Market Street, Suite 3420
                        Philadelphia, PA  19103

                        Fifth Third Bank TTEE                      6.34%
                        U/A DTD 01/04/06
                        Delnor Community Health System
                        P.O. Box 630074
                        Cincinnati, OH  45263

GLOBAL EQUITY PORTFOLIO
                                                                   PERCENT OF
CLASS                   NAME AND ADDRESS OF BENEFICIAL OWNER       PORTFOLIO
-----                   ------------------------------------       ----------

Institutional Class     William T. Grant Foundation                26.41%
                        570 Lexington Avenue, 18th Floor
                        New York, NY  10022

                        Tellson & Co.                              21.58%
                        ATTN: Bryant K. Alford Partner
                        190 Main Street, P.O. Box 178
                        Gladstone, NJ  07934

                        Katherine H. Olmstead                      15.01%
                        158 Hobart Road
                        Chestnut Hill, MA  02167

                        MCB Trust Services Cust.                   11.21%
                        FBO HLM Holdings, Inc.
                        700 17th Street, Suite 300
                        Denver, CO  80202

                        Lois E. Loevner                            5.39%
                        7030 Isla Vista Drive
                        West Palm Beach, FL  33412

INTERNATIONAL SMALL COMPANIES PORTFOLIO(2)
                                                                   PERCENT OF
CLASS                   NAME AND ADDRESS OF BENEFICIAL OWNER       PORTFOLIO
-----                   ------------------------------------       ----------

Investor Class          Charles Schwab & Co., Inc.                 42.74%
                        Special Custody Account for the
                        Exclusive Benefit of  Customers
                        ATTN: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA  94104

                        Harding Loevner Management L.P.            20.00%
                        ATTN: Corporate Accounting
                        50 Division Street, Suite 401
                        Somerville, NJ  08876

                        University of Dallas                       17.37%
                        Francis Lazarus, President
                        Robert Galecke, Senior Vice President
                        ATTN: Director of Finance
                        1845 East Northgate Drive
                        Irving, TX  75062

                        MG Trust Company CUST. FBO                 5.01%
                        HLM Holdings, Inc.
                        700 17th Street, Suite 300
                        Denver, CO  80202

(1) As of December 1, 2007 Charles Schwab & Co., Inc. ("Charles Schwab") Special Custody Account for the Exclusive Benefit of Customers, ATTN:
    Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104 owned 71.85% of the Emerging Markets Portfolio and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab. Charles Schwab is organized under the laws of California.

(2) As of December 1, 2007 Charles Schwab & Co., Inc. ("Charles Schwab") Special Custody Account for the Exclusive Benefit of Customers, ATTN:
    Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104 owned 42.74% of the International Small Companies Portfolio and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab. Charles Schwab is organized under the laws of California.

                               INVESTMENT ADVISER

Harding Loevner provides investment advisory services to the Fund. The terms of the investment advisory agreements (the "Advisory Agreements") between the Fund, on behalf of each Portfolio, and Harding Loevner obligate Harding Loevner to provide investment advisory and portfolio management services to the Portfolios. Harding Loevner is a registered investment adviser organized in 1989. Harding Loevner also provides investment advisory services to private investors and institutions.

David R. Loevner, President of the Fund and a Director and the Chairman of the Board of Directors of the Fund, is the Chief Executive Officer of Harding Loevner and the President of its general partner.

The investment advisory agreements were initially approved for each Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"). The investment advisory agreements for the Global Equity, International Equity and Emerging Markets Portfolios were initially approved on October 14, 1996. The investment advisory agreement for the Institutional Emerging Markets Portfolio was approved on March 23, 2005. The investment advisory agreement for the International Small Companies Portfolio was approved December 7, 2006.

The Advisory Agreements are effective for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940
Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by Harding Loevner. Each of the Advisory Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Harding Loevner pays all of its own expenses arising from the performance of its obligations under the Advisory Agreements. Under its Advisory Agreements, Harding Loevner also pays all executive salaries and expenses of the Directors and officers of the Fund who are employees of Harding Loevner or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus for each Portfolio under "Portfolio Fees and Expenses," other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees and administration fees, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, expense of printing and distributing prospectuses, fees and expenses of Directors of the Fund who are not employees of Harding Loevner or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

For the services described in the advisory agreements, each Portfolio has agreed to pay Harding Loevner an advisory fee at the annual rate set forth in the following table:

                                                         ADVISORY FEE PAYABLE
                                                         BY PORTFOLIO TO THE
                                                         ADVISER (AS A % OF
PORTFOLIO                                             AVERAGE DAILY NET ASSETS)
---------                                             -------------------------
International Equity Portfolio                                  0.75%
Global Equity Portfolio                                         1.00%
Emerging Markets Portfolio                                      1.25%
Institutional Emerging Markets Portfolio                        1.25%
International Small Companies Portfolio                         1.25%

Harding Loevner has voluntarily agreed to reduce its advisory fee, and if necessary, to bear certain expenses associated with the Portfolios, to the extent necessary to limit the Portfolios' expenses to the annual rates indicated below. This undertaking is voluntary and may be terminated by Harding Loevner at any time.

PORTFOLIO                                                   EXPENSE LIMIT
---------                                                   -------------
International Equity Portfolio
     Investor Class                                             1.25%
     Institutional Class                                        1.00%
Global Equity Portfolio
     Investor Class                                             1.25%
     Institutional Class                                        1.25%
Institutional Emerging Markets Portfolio                        1.30%
International Small Companies Portfolio
     Investor Class                                             1.75%
     Institutional Class                                        1.50%

For the last three fiscal years the amount of advisory fees paid by each Portfolio was as follows:

INTERNATIONAL EQUITY FUND                              GROSS               WAIVER            NET
Year ended 10/31/05                                    $ 2,418,834        ($151,391)         $ 2,267,443
Year ended 10/31/06                                    $ 2,616,672        ($ 26,471)         $ 2,590,201
Year ended 10/31/07                                    $ 2,852,574        --                 $ 2,852,574

GLOBAL EQUITY PORTFOLIO                                GROSS               WAIVER            NET

Year ended 10/31/05                                    $   265,241        ($ 94,323)         $   170,918
Year ended 10/31/06                                    $   288,564        ($ 99,808)         $   188,756
Year ended 10/31/07                                    $   345,991        ($ 62,384)         $   283,607

EMERGING MARKETS PORTFOLIO                             GROSS               WAIVER            NET

Year ended 10/31/05                                    $ 4,070,400         --                $ 4,070,400
Year ended 10/31/06                                    $16,207,634         --                $16,207,634
Year ended 10/31/07                                    $23,406,876         --                $23,406,876

INSTITUTIONAL EMERGING MARKETS PORTFOLIO               GROSS               WAIVER            NET

Year ended 10/31/05                                    $     2,522        ($ 40,401)        ($    37,879)
Year ended 10/31/06                                    $   545,784        ($220,801)         $   324,983
Year ended 10/31/07                                    $ 2,085,618        ($417,728)         $ 1,667,890

INTERNATIONAL SMALL COMPANIES PORTFOLIO                GROSS               WAIVER            NET

Year ended 10/31/07                                    $    18,274        ($119,714)        ($   101,440)


Other Accounts Managed by Portfolio Managers (as of 10/31/07).

--------------------------------------------------------------------------------------------------------------------------
Portfolio Managers                RICs(1) and RTCs              Other Pooled Accounts(2)              Other A/Cs(3)
--------------------------------------------------------------------------------------------------------------------------

                                              Total Assets of                    Total Assets                 Total Assets
                                              Accounts                           of Accounts                  of Accounts
                               Number of      Managed           Number of        Managed        Number of     Managed
                               Accounts       ($million)        Accounts         ($million)     Accounts      ($million)
--------------------------------------------------------------------------------------------------------------------------
Peter J. Baughan                  3            $  448                2            $ 124            55             $2,472
--------------------------------------------------------------------------------------------------------------------------
Robert Cresci                     1            $    5                0            $   0             0             $    0
--------------------------------------------------------------------------------------------------------------------------
Simon Hallett                     5            $3,604                2            $ 558            50             $2,425
--------------------------------------------------------------------------------------------------------------------------
G. "Rusty" Johnson                4            $3,197                1            $ 524             0             $    0
--------------------------------------------------------------------------------------------------------------------------
Ferrill D. Roll                   3            $  448                2            $ 124            57             $2,519
--------------------------------------------------------------------------------------------------------------------------
Craig Shaw                        4            $3,197                1            $ 524             0             $    0
--------------------------------------------------------------------------------------------------------------------------
Alexander T. Walsh                1            $  407                1            $  35            50             $2,425
--------------------------------------------------------------------------------------------------------------------------
Yang Xiang                        2            $   40                2            $  93             5             $   47
--------------------------------------------------------------------------------------------------------------------------
(1) RICs include all Portfolios of the Fund, as well as RICs sub-advised for third parties.
(2) Other Pooled Accounts include unregistered funds offered by Harding Loevner and those sub-advised for third parties.
(3) Because Harding Loevner manages strategies with a team approach, accounts and associated assets appear multiple times against each team member.

For none of the above-mentioned accounts is Harding Loevner's advisory fee based on the performance of the account.

The Fund's portfolio managers may manage other accounts with investment strategies similar to those of the Portfolios of the Fund, which may suggest the potential for conflicts of interests. The Fund's portfolio managers may participate personally in some pooled accounts, including the Portfolios of the Fund. In addition, Harding Loevner may charge varying fees to different accounts managed by the Fund's portfolio managers. Harding Loevner may manage accounts with variable fees based on performance. Theoretically, these features could create an incentive for the portfolio manager to favor the higher or variable fee accounts, or accounts in which he or she participates, which may not include the Fund. However, the Fund does not anticipate that management by a Fund portfolio manager of other accounts with a similar investment strategy would conflict with management of a Portfolio of the Fund because security selection across all accounts managed with a common strategy is conducted in accordance with a single model portfolio. Harding Loevner's compliance committee verifies that all accounts are managed in accordance with their respective model portfolios to ensure that no client of Harding Loevner, including the Fund, is systematically disadvantaged with respect to the allocation of investment opportunities. Further, Harding Loevner and the Fund's Board of Directors have adopted trade allocation procedures that provide for the equitable and impartial allocation of partial executions of aggregated trades.

Portfolio Manager Compensation (as of 10/31/07). All portfolio managers are employed and compensated by HLM Holdings, Inc., the corporate general partner of Harding Loevner. A compensation committee of the board of directors of HLM determines their compensation. Portfolio managers receive a fixed salary and an annual cash bonus. Salaries are determined taking into account the portfolio manager's qualification, experience, length of service with the adviser, and overall level of responsibility within the adviser's business, including the number, variety and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted, or given the opportunity to purchase, equity or options over equity in HLM. The annual bonus award for each portfolio manager is based upon an assessment of the portfolio manager's achievement of agreed upon objectives over the past calendar year, including the manager's investment performance as measured against the relevant Portfolio's benchmark index. All portfolios managed according to a particular strategy (e.g., international equity, global equity, emerging markets, international small companies) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.

Portfolio Managers Beneficial Ownership of Equity Securities in the Fund (as of 10/31/07).
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                   DOLLAR RANGE OF
                                                                  EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER                                            IN THE FUND
----------------------------------------------------------------------------------------------------------------
Peter J. Baughan                                   International Equity Portfolio:  None
                                                   Global Equity Portfolio: $500,001 - $1,000,000
                                                   Emerging Markets Portfolio:  $100,001 - $500,000
                                                   Institutional Emerging Markets Portfolio:  None
                                                   International Small Companies Portfolio:  None
----------------------------------------------------------------------------------------------------------------
Robert Cresci                                      International Equity Portfolio:  None
                                                   Global Equity Portfolio:  None
                                                   Emerging Markets Portfolio:  None
                                                   Institutional Emerging Markets Portfolio:  None
                                                   International Small Companies Portfolio:  $100,001 - $500,000
----------------------------------------------------------------------------------------------------------------
Simon Hallett                                      International Equity Portfolio:  None
                                                   Global Equity Portfolio:  None
                                                   Emerging Markets Portfolio:  None
                                                   Institutional Emerging Markets Portfolio:  None
                                                   International Small Companies Portfolio:  None
----------------------------------------------------------------------------------------------------------------
G. "Rusty" Johnson                                 International Equity Portfolio: $100,001 - $500,000
                                                   Global Equity Portfolio: $50,001 - $100,000
                                                   Emerging Markets Portfolio: $100,001 - $500,000
                                                   Institutional Emerging Markets Portfolio: None
                                                   International Small Companies Portfolio: $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------
Craig Shaw                                         International Equity Portfolio:  $50,001 - $100,000
                                                   Global Equity Portfolio: $10,001 - $50,000
                                                   Emerging Markets Portfolio:  $100,001 - $500,000
                                                   Institutional Emerging Markets Portfolio: None
                                                   International Small Companies Portfolio: None
----------------------------------------------------------------------------------------------------------------
Ferrill D. Roll                                    International Equity Portfolio:  None
                                                   Global Equity Portfolio:  $500,001 - $1,000,000
                                                   Emerging Markets Portfolio:  None
                                                   Institutional Emerging Markets Portfolio: None
                                                   International Small Companies Portfolio: None
----------------------------------------------------------------------------------------------------------------
Alexander T. Walsh                                 International Equity Portfolio:  $100,001 - $500,000
                                                   Global Equity Portfolio:  $500,001 - $1,000,000
                                                   Emerging Markets Portfolio:  $100,001 - $500,000
                                                   Institutional Emerging Markets Portfolio:  None
                                                   International Small Companies Portfolio:  $10,000 - $50,000
----------------------------------------------------------------------------------------------------------------
Yang Xiang                                         International Equity Portfolio:  None
                                                   Global Equity Portfolio:  None
                                                   Emerging Markets Portfolio:  None
                                                   Institutional Emerging Markets Portfolio:  None
                                                   International Small Companies Portfolio:  None
----------------------------------------------------------------------------------------------------------------
Jessie Lewis                                       International Equity Portfolio:  None
                                                   Global Equity Portfolio:  None
                                                   Emerging Markets Portfolio:  $1 - $10,000
                                                   Institutional Emerging Markets Portfolio:  None
                                                   International Small Companies Portfolio:  None
----------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by Quasar pursuant to a Distribution Agreement (the "Distribution Agreement") among the Fund on behalf of its Portfolios and Quasar. The Distribution Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, on September 10, 2007. Quasar's address is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The Fund and Quasar have agreed to indemnify one another against certain liabilities. Quasar furnishes the services of its personnel to carry out its obligations under the Distribution Agreement at its own expense and without cost to the Fund. Under the Distribution Agreement, Quasar is responsible for selling shares on a best efforts basis, as agent for the Fund, but is not obligated to sell any certain number of shares. Quasar may, in its discretion, enter into agreements with qualified broker-dealers in order for such broker-dealers to sell shares of the Fund. Effective January 1, 2008, Quasar will receive compensation in the amount of $7,000 per Portfolio per annum, to be paid no less frequently than monthly by the Fund. Quasar will also be compensated for out-of-pocket expenses reasonably incurred in performance of its duties under the Distribution Agreement. Prior to January 1, 2008, Quasar received compensation in the amount of $25,000 per annum. The Distribution Agreement will remain in effect for a two-year period and then will continue for successive annual periods only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreements or "interested persons" of any such party and either by votes of a majority of the Directors or a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

For providing sub-accounting and other services for the benefit of shareholders, the Portfolios pay the amounts indicated in the table, below, to certain intermediaries, expressed as a percentage of the average daily net assets of each Portfolio held by the intermediary. The payments are subject to the Portfolios' respective voluntary expense caps. Harding Loevner pays, from its own resources, the additional amounts indicated.

---------------------------------------------------------------------------------------------------------------
                                                                               FUND SERVICE
                                                                               FEES PAID BY      FEES PAID BY
             INTERMEDIARY                         PORTFOLIO(S)                 PORTFOLIO(S)     HARDING LOEVNER
---------------------------------------------------------------------------------------------------------------

Charles Schwab & Co.                     International Equity Portfolio             0.15%                *
                                         - Institutional Class
                                         ----------------------------------------------------------------------
                                         International Equity Portfolio             0.15%
                                         - Investor Class
                                         ----------------------------------------------------------------------
                                         Emerging Markets Portfolio                 0.15%            0.25%
                                         ----------------------------------------------------------------------
                                         International Small Companies              0.15%
                                         Portfolio
                                         - Investor Class
---------------------------------------------------------------------------------------------------------------
Oppenheimer Asset Management             International Equity Portfolio             0.15%            0.10%
                                         - Institutional Class
                                         ----------------------------------------------------------------------
                                         International Equity Portfolio             0.15%
                                         - Investor Class
                                         ----------------------------------------------------------------------
                                         Global Equity Portfolio                    0.15%            0.10%
                                         ----------------------------------------------------------------------
                                         Emerging Markets Portfolio                 0.15%            0.10%
---------------------------------------------------------------------------------------------------------------
Prudential Investment Management         International Equity Portfolio             0.15%
Services, LLC                            - Investor Class
                                         ----------------------------------------------------------------------
                                         Emerging Markets Portfolio                 0.15%            0.20%
---------------------------------------------------------------------------------------------------------------
Fidelity Brokerage Services              Emerging Markets Portfolio                 0.15%            0.20%
---------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.           Emerging Markets Portfolio                 0.15%            0.20%
---------------------------------------------------------------------------------------------------------------
National Investors Services Corp.        International Equity Portfolio             0.15%
(T.D. Ameritrade)                        - Investor Class
                                         ----------------------------------------------------------------------
                                         Global Equity Portfolio                    0.15%            0.20%
                                         ----------------------------------------------------------------------
                                         Emerging Markets Portfolio                 0.15%            0.20%
---------------------------------------------------------------------------------------------------------------
Wilmington Trust                         International Equity Portfolio             0.15%
                                         - Investor Class
                                         ----------------------------------------------------------------------
                                         Emerging Markets Portfolio                 0.15%            0.10%
---------------------------------------------------------------------------------------------------------------
Morgan Stanley DW Inc.                   International Equity Portfolio             0.15%
                                         - Investor Class
                                         ----------------------------------------------------------------------
                                         Emerging Markets Portfolio                 0.15%            0.10%
---------------------------------------------------------------------------------------------------------------

* Harding Loevner pays a quarterly fee of $7,500, less the amount of Service Fees paid by the Portfolio.

The Directors have approved a Distribution Plan on behalf of the Investor Class of the International Equity Portfolio, the Global Equity Portfolio and the International Small Companies Portfolio pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Directors, allows the Investor Class to incur certain expenses that might be considered to constitute direct or indirect payment by the International Equity Portfolio, the Global Equity Portfolio and the International Small Companies Portfolio of distribution expenses.

Under the Distribution Plan, the Investor Class is authorized to make payments to selected dealers of a distribution fee pursuant to Rule 12b-1 as compensation for providing services intended to result in the sale of Investor Class shares. The Investor Class of the International Equity, the Global Equity and the International Small Companies Portfolios may pay this 12b-1 distribution fee at an annual rate of up to 0.25% of each Class's average net assets, or such lesser amount as the Directors may determine from time to time. Currently, the Investor Class of the International Equity Portfolio makes payment of 12b-1 distribution fees at an annual rate of up to 0.25% of its average net assets throughout the month. As of the date of this SAI, Investor Class of the Global Equity Portfolio had not commenced operations.

Prior to approving the Investor Class Plan, the Directors carefully considered all pertinent factors relating to the implementation of the Plan, including that the fees charged appeared fair and reasonable, the profitability of the Adviser and economies of scale that could be achieved through greater distribution of Portfolio shares, and determined that there is a reasonable likelihood that the Plan will benefit the Investor Class of each Portfolio and its respective shareholders. To the extent that the Plan gives Harding Loevner and the Distributor greater flexibility in connection with the distribution of Investor Class shares, additional sales of Investor Class shares or stabilization of cash flows may result.

The Investor Class Plan does not obligate Harding Loevner or the Distributor to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

Harding Loevner or the Distributor may compensate certain dealers that satisfy certain criteria established from time to time by Harding Loevner or the Distributor relating to the level or type of services provided by the dealer, the sale or expected sale of significant amounts of Investor Class shares, or other factors.

As of the date of this SAI, Investor Class of the Global Equity Portfolio had not commenced operations. For the fiscal year ended October 31, 2007, Investor Class of the International Equity Portfolio and International Small Companies Portfolio paid 12b-1 distribution fees in the amount of $33,411 and $3,655, respectively. For the fiscal years ended October 31, 2006 and October 31, 2005, Investor Class of the International Equity Portfolio paid 12b-1 distribution fees in the amount of $14,463 and $27, respectively.


                                 ADMINISTRATOR

Pursuant to its terms, the administration agreement (the "Administration Agreement") between the Fund and State Street (formerly Investors Bank & Trust Company) as Administrator requires State Street to provide certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. The Administration Agreement will remain in effect for successive annual periods and will automatically continue unless terminated on notice. The following chart sets forth administrative fees paid by each Portfolio.

For the last three fiscal years the amount of administration fees paid by each Portfolio was as follows:

-------------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED OCTOBER    YEAR ENDED OCTOBER    YEAR ENDED OCTOBER
                    PORTFOLIO                            31, 2007              31, 2006              31, 2005
-------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                        $  223,458              $235,485              $275,729
Global Equity Portfolio                               $   29,639              $ 25,571              $ 26,929
Emerging Markets Portfolio                            $1,049,356              $822,358              $263,349
Institutional Emerging Markets Portfolio              $  102,993              $ 28,414              $  2,679
International Small Companies Portfolio               $    8,141                   N/A                   N/A

                             PORTFOLIO TRANSACTIONS

The Advisory Agreements authorize Harding Loevner to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs Harding Loevner to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Portfolios. Harding Loevner will consider the full range and quality of services offered by the executing broker or dealer when making these determinations and accounts may pay more than the lowest commission as a result. Neither Harding Loevner nor any of its officers, affiliates or employees will act as principal or receive any compensation from the Portfolios in connection with the purchase or sale of investments for the Portfolios.

Some securities considered for investment by the Fund's Portfolios also may be appropriate for other clients advised by Harding Loevner. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients advised by Harding Loevner is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by Harding Loevner, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by Harding Loevner, and the results of such allocations, are subject to the oversight of the Fund's Chief Compliance Officer and periodic review by the Board of Directors.

Brokers are selected on the basis of their overall assistance in terms of execution capabilities and research services, provided that their commission schedules are competitive with other firms providing similar services. The types of research received from brokers include print and electronic publications such as business news, company research, industry research, economic research, strategy research and historical market data and other research services such as company meetings, investment conferences, analyst calls and meetings, and research travel logistics. The source of the above types of research can be either proprietary or third-party. The Board of the Fund has adopted procedures pursuant to Rule 12b-1(h) regarding the usage of brokers that promote or sell shares of a Portfolio (a "selling broker dealer") to execute portfolio securities transactions. These procedures are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers from taking a broker-dealer's promotional or sales efforts into account as part of the selection process and (2) the Fund, Harding Loevner or Quasar from entering into an agreement under which the Fund directs brokerage transactions (or revenue generated by those transactions) to a selling broker-dealer to pay for distribution of the Fund's shares. The Fund is permitted to utilize selling broker-dealers to execute portfolio transactions provided that these selling efforts are not considered in the selection process and the Fund's procedures are followed.

The Funds invest outside the United States and anticipate that their brokerage transactions involving non-U.S. securities of companies domiciled in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each Portfolio seeks the best net results in effecting its portfolio transactions, transactions on non-U.S. exchanges may be subject to fixed commissions that are higher than commissions on transactions on U.S. exchanges.

No trades will be executed with Harding Loevner, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except Harding Loevner may effect cross-trades provided that they are conducted at market price and absent any commission.

For the last three fiscal years the amount of brokerage commissions paid by each Portfolio was as follows:

-------------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED OCTOBER    YEAR ENDED OCTOBER    YEAR ENDED OCTOBER
                    PORTFOLIO                            31, 2007              31, 2006              31, 2005
-------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                          $  301,151          $  392,834*           $  632,580
Global Equity Portfolio                                 $   16,573          $   24,503            $   36,981
Emerging Markets Portfolio                              $2,883,366          $3,940,163**          $1,721,639
Institutional Emerging Markets Portfolio                $  328,801***       $  171,941***         $   10,397
International Small Companies Portfolio                     $4,002                 N/A                   N/A

  * The aggregate dollar amount of the brokerage commissions for the International Equity Portfolio for the year ended October 31, 2006 differed materially from the amount paid for the prior fiscal year due to lower turnover in the model portfolio, as well as net withdrawals from the Portfolio.
 ** The aggregate dollar amount of the brokerage commissions for the Emerging Markets Portfolio for the year ended October 31, 2006 differed materially from the amount paid for the prior fiscal year due to large inflows into the Portfolio and its much larger asset base.
*** The aggregate dollar amount of the brokerage commissions for the Institutional Emerging Markets Portfolio for the year ended October 31, 2006 differed materially from the amount paid for the fiscal year ended
    October 31, 2005 due to large inflows into the Portfolio and its much larger asset base. The aggregate dollar amount of the brokerage commissions for the Institutional Emerging Markets Portfolio for the year ended October
    31, 2007 differed materially from the amount paid for the prior fiscal year due to large inflows into the
    Portfolio and its much larger asset base.

         The table below contains the aggregate value of securities of each Portfolio's regular broker-dealers+
(or the parent of the regular broker-dealers) held by each Portfolio, if any, as of the fiscal year ended
October 31, 2007.

---------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE VALUE OF SECURITIES OF
                                                                                    REGULAR BROKER OR DEALER (OR ITS
PORTFOLIO                                      REGULAR BROKER-DEALER                PARENT) HELD BY THE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                 Nomura Securities Co., Ltd.          $6,244,762
                                               UBS AG                               $7,464,508
---------------------------------------------------------------------------------------------------------------------
Global Equity Portfolio                        Nomura Securities Co., Ltd.          $   603,987
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                     N/A                                  None
---------------------------------------------------------------------------------------------------------------------
Institutional Emerging Markets Portfolio       N/A                                  None
---------------------------------------------------------------------------------------------------------------------
International Small Companies Portfolio        N/A                                  None
---------------------------------------------------------------------------------------------------------------------

+ "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

PORTFOLIO HOLDINGS INFORMATION

Generally, the Fund views holdings information as sensitive and discloses information about portfolio holdings only in accordance with guidelines approved by the Board of Directors and designed to permit only disclosures that are consistent with the best interest of the Fund's shareholders. No current or potential investor shall be provided information about portfolio holdings on a preferential basis in advance of the provision of that information to other investors.

Portfolio holdings information will be released under the circumstances described below. The receiving parties are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the policies and procedures adopted by the Fund regarding selective disclosure of portfolio holdings will protect the Fund from potential misuse of that information by the receiving parties. Other than as noted below, the Fund has no ongoing arrangements to make portfolio information available.

         1. As required by applicable laws, rules or regulations, including the quarterly filing of a complete schedule of the Fund's portfolio holdings on Form N-CSR or Form N-Q.

         2. As appropriate for legitimate business purposes of the Fund, including: (i) to the Fund's auditors for use in providing audit opinions; (ii) to financial printers for the purpose of preparing Fund regulatory filings; (iii) for the purposes of due diligence regarding a merger or acquisition; (iv) to rating agencies for use in developing a rating for the Fund (Lipper, monthly disclosure of full portfolio holdings, provided on sixth business day after month-end; Morningstar, quarterly disclosure of full portfolio holdings, provided sixth business day after quarter-end); (v) to consultants, for use in providing asset allocation advice or client service; (vi) to service providers, such as proxy-voting service providers and portfolio-management database providers; (vii) for purposes of effecting in-kind redemptions of Fund shares; and
            (viii) to commercial publishers of mutual fund data, provided the recipients of the information in each of (i)-(viii) are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.

         3. An officer of the Fund may determine that selective disclosure of Portfolio Holdings Information is appropriate under circumstances other than those listed above where the officer believes there is a legitimate business purpose for doing so and the recipient of the information has a duty of confidentiality, including a duty not to trade on the nonpublic information. The determination and considerations will be documented and retained by such officer and a copy shall be provided to the Fund's Chief Compliance Officer and the Board to ensure that there are no conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or its principal underwriter on the other.

Shareholders of the Fund shall be treated alike in terms of access to portfolio holdings information, which, except as outlined above, shall not be disclosed to any investor prior to the time the same information is disclosed publicly. In general, portfolio holdings information is available to shareholders quarterly, posted on the Fund's web site. The holdings information will be dated as of the last day of the previous calendar quarter. Shareholders may also request a written copy of the portfolio holdings information directly from the Adviser.

No person or entity, including officers of the Fund or employees of the Adviser or other service providers of their affiliates, receives any compensation in connection with the disclosure of portfolio holdings information.

                           CAPITAL STOCK INFORMATION

The authorized capital stock of the Fund consists of 2,500,000,000 shares with $.001 par value, allocated as follows: (i) 500,000,000 shares to the International Equity Portfolio; (ii) 500,000,000 shares to the Global Equity Portfolio; (iii) 500,000,000 shares to the Emerging Markets Portfolio; (iv) 500,000,000 shares to the Institutional Emerging Markets Portfolio; and (v) 500,000,000 shares to the International Small Companies Portfolio. Holders of shares of a Portfolio have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of net asset value held by a shareholder. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights. The Board of Directors of the Fund, under Maryland General Corporation Law, is authorized to establish more than one class of shares for each portfolio of the Fund. Currently, the Board of Directors has authorized the creation of two share classes for the International Equity Portfolio, the Global Equity Portfolio and the International Small Companies Portfolio: Institutional Class and Investor Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will be unable to elect any person or persons to the Board of Directors.

                                NET ASSET VALUE

As used in the Prospectus, "Business Day" refers to those days when the New York Stock Exchange is open for unrestricted business, which is Monday through Friday except for holidays. As of the date of this SAI, such holidays are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                               TAX CONSIDERATIONS

The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this SAI, which are subject to change by legislative or administrative action.

Qualification as a Regulated Investment Company. Each Portfolio has qualified and intends to continue to qualify to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Each of the Portfolios qualified as a RIC for the period ended October 31, 2007. To qualify as a RIC, a Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income derived from its business of investing in securities (the "Qualifying Income Requirement"); (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs) or certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year that the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount equal to at least the sum of 98% of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, 98% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years.

Distributions. Each Portfolio's automatic reinvestment of its taxable investment income, net short-term capital gains and net long-term capital gains in additional shares of the Portfolio and distribution of such shares to shareholders will be taxable to the Portfolio's shareholders. In general, such shareholders will be treated as if such income and gains had been distributed to them by the Portfolio and then reinvested by them in shares of the Portfolio, even though no cash distributions have been made to shareholders. The automatic reinvestment of taxable investment income and net realized short-term capital gains of the Portfolio will be taxable to the Portfolio's shareholders as ordinary income. If a portion of a Portfolio's income consists of qualifying dividends paid by corporations, a portion of the dividends paid by the Portfolio may be eligible for either the corporate dividends-received deduction or the lower individual tax rate on qualified dividends if both the Portfolio and shareholder satisfies applicable holding period requirements (generally more than 60 days with respect to each distribution). A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to the shareholders in the calendar year in which the distributions are declared, rather than in the year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year. The lower tax rates on qualifying dividends are scheduled to expire after 2010 after which such dividends would be taxed at the rates applicable to ordinary income.

Sale of Shares. Upon the sale or other disposition of shares of a Portfolio, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on a disposition of Portfolio shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the shareholder with respect to such shares.

Zero Coupon Securities. Investments by a Portfolio in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Portfolio equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Portfolio receives no cash interest payments. This income is included in determining the amount of income which the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.

Backup Withholding. A Portfolio may be required to withhold U.S. federal income tax at the rate of 28% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio and, all redemption payments made to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

Tax Treatment of Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Portfolio for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Portfolio. If the Portfolio enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Portfolio is exercised, thereby requiring the Portfolio to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Portfolio, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a Portfolio may invest are "section 1256 contracts." Gains and losses on section 1256 contracts generally are treated as 60% long-term (taxed at the 20% long-term capital gains rate) and 40% short-term capital gains or losses ("60/40 treatment"), regardless of the Portfolio's actual holding period for the contract. Also, a section 1256 contract held by the Portfolio at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), resulting in unrealized gains and losses being treated as though they were realized. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

Generally, hedging transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

The Portfolio may make one or more of the elections available under the Code that are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the amount, character, and timing of gains or losses from the positions that are part of a straddle, the amount of Portfolio income that is distributed to members and that is taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a Portfolio that did not engage in such hedging transactions.

Tax Treatment of Foreign Currency-Related Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies. Each Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is a permissible investment. A PFIC is a foreign corporation - other than a "controlled foreign corporation" as to which a Portfolio is a U.S. shareholder, that in general meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of passive income. If a Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of the Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Portfolio's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders.

A Portfolio may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Portfolio's investment company taxable income and net capital gain which, to the extent distributed by the Portfolio as ordinary or capital gain dividends, as the case may be, would not be taxable to the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain.

Alternatively, each Portfolio may elect to "mark-to-market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year, the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Shareholders. U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

Except as discussed below, if the income from a Portfolio is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, deemed distributions by the Portfolio of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Deemed distributions of capital gain dividends and any gain realized upon redemption, sale or exchange of shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual who is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes. In that case, such individual would be subject to U.S. federal income tax on the individual's worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% of deemed distributions of net capital gains and redemption payments unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above.

Under recently enacted legislation, a Portfolio may be able to designate certain distributions as being derived from certain net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision would apply with respect to taxable years of a Portfolio beginning after December 31, 2004 and before January 1, 2008. It should also be noted that the provision would not eliminate all withholding on any distribution by a Portfolio to foreign investors. Distributions that are derived from dividends on corporate stock, distributions by REITs, or from ordinary income other than interest would still be subject to withholding. In addition, a Portfolio may determine that it does wish to entail the costs and expenses of making the allowable designations and satisfying certain related requirements, and in such case any distributions to foreign investors would generally be subject to withholding as described above.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then deemed distributions of investment company taxable income and capital gain dividends and any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Foreign Withholding Taxes. Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass through" for that year. If a Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Portfolio will be treated as U.S. source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders. With respect to the Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolios. The portfolio and shareholders must satisfy certain holding period requirements for the shareholder to be eligible for the foreign tax credit. Shareholders who are not liable for federal income taxes will not be affected by any such "pass through" of foreign tax credits.

Other Taxes. A Portfolio may be subject to state, local or foreign taxes in any jurisdiction in which the Portfolio may be deemed to be doing business. In addition, shareholders of a Portfolio may be subject to state, local or foreign taxes on distributions from the Portfolio. In many states, Portfolio distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                            SHAREHOLDER INFORMATION

Certificates representing shares of a particular Portfolio will not be issued to shareholders. State Street, the Fund's Transfer Agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Portfolio distributions.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Fund reserves the right to waive the minimum initial investment in any Portfolio.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Portfolio by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Portfolio's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.

                                 TRANSFER AGENT

State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 642, Boston, MA, 02117-0642, serves as transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Fund.

                                   CUSTODIAN

State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 642, Boston, MA, 02117-0642, serves as the custodian of each Portfolio's securities and cash.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, PA 19103-2499, serves as an independent registered public accounting firm of the Fund and performs annual audits of the Fund's financial statements.

                                    COUNSEL

Dechert LLP, 30 Rockefeller Plaza, New York, NY, 10112 , serves as counsel to the Fund.

                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements, including the Financial Highlights, for the fiscal year ended October 31, 2007, appearing in the Annual Report to Shareholders and the report thereon of KPMG LLP, independent registered public accounting firm, appearing therein are hereby incorporated by reference into this SAI. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI. The Institutional Class of the International Small Companies Portfolio and Investor Class of Global Equity Portfolio are not currently offered.

                        APPENDIX - RATINGS DESCRIPTIONS

STANDARD & POOR'S RATING SERVICE

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest. AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB AND LOWER. Bonds rated BB, B, CCC, CC, C and D are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and D the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

Aaa. Bonds are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B AND LOWER. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

FITCH IBCA, INC.

LONG-TERM RATINGS:
INVESTMENT GRADE
AAA - HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB - SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C - HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D - DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

SHORT-TERM RATINGS:
F1 - HIGHEST CREDIT QUALITY. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C - HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - DEFAULT. Denotes actual or imminent payment default.

                APPENDIX - PROXY VOTING POLICIES AND PROCEDURES

I.       STATEMENT OF POLICY

The following are proxy voting policies and procedures adopted for the Harding, Loevner Funds, Inc. (the "Fund") by the Board of Directors of the Fund, and by and for Harding, Loevner Management, L.P. (the "Adviser"), with respect to voting securities held by the Fund and other clients of the Adviser.

The Adviser believes these policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of its clients, including the Fund, in accordance with its fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser's authority to vote the proxies of its clients is established by its advisory contracts, and these proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, these proxy voting policies reflect the longstanding fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund's stockholders. These policies and procedures are adopted by the Fund to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended, and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission and interpretations of its staff. The Fund believes that, in proxy voting decisions, as in other investment decisions, the Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund shareholders. Accordingly, the Fund generally delegates all responsibility for proxy voting to the Adviser, provided that the Fund's Board of Directors has the opportunity to periodically review and approve these proxy voting policies and procedures and any material amendments thereto (and that the policy contains provisions to address any material conflicts of interest as described below). The Fund may revoke all or part of this delegation at any time by a vote of the Board of Directors.

II.      DEFINITIONS

         A. "Best interest of clients" -- Clients' best economic interests over the long term ~ that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

         B. "Material conflict of interest" -- Circumstances when the Adviser or any member of senior management or a portfolio manager or knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

III.     GENERAL VOTING POLICIES

         A. Client's Best Interest. These policies and procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

         B. Shareholder Activism. The Adviser seeks to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, the Adviser may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

         C. Case-by-Case Basis. These policies and procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. The Adviser may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Adviser may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

         D. Individualized. These policies and procedures are tailored to suit the Adviser's advisory business and the types of securities portfolios the Adviser manages for its clients. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, the Adviser may vote the same securities differently depending upon clients' directions.

         E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between the Adviser and its respective client(s) is identified, the Adviser will choose among the procedures set forth in Section VII.B below, to resolve such conflict.

         F. Limitations. The circumstances under which the Adviser may take a limited role in voting proxies, include the following:

            1. No Responsibility. The Adviser will not vote proxies for client accounts in which the client contract specifies that the Adviser will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients.

            2. Limited Value. The Adviser may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

            3. Unjustifiable Costs. The Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

            4. Securities Lending Arrangements. If voting securities are part of a securities lending program, the Adviser may be unable to vote while the securities are on loan.

            5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent the Adviser from exercising its voting authority. In particular, absent extraordinary circumstances, the Adviser will not vote proxies if doing so will limit the Adviser's ability to sell the security prior to the meeting.

            6. Special Considerations. The Adviser's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that the Adviser vote its proxy in a manner inconsistent with these policies and procedures, the Adviser may follow the client's direction or may request that the client vote the proxy directly.

         G. Sources of Information. The Adviser may conduct research internally and/or use the resources of an independent research consultant. The Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

IV.      SPECIFIC VOTING POLICIES

         A. General Philosophy.

            o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

            o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

            o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

         B. Anti-takeover Measures. The Adviser votes on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

         C. Proxy Contests for Control. The Adviser votes on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

         D. Contested Elections. The Adviser votes on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Adviser also considers the independence of board and key committee members and the corporate governance practices of the company.

         E. Executive compensation proposals. The Adviser considers such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

         F. Shareholder Proposals. The Adviser considers such proposals on a case-by-case basis. The Adviser supports those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

V.       AVAILABILITY OF POLICIES AND PROCEDURES/DISCLOSURE OF PROXY VOTING
         RECORD

         A. With Respect to Non-Fund Clients

         Upon clients request, the Adviser will provide a record of how the client's shares were voted and a current copy of these proxy voting policies and procedures. The previous year's proxy voting records will be furnished unless the client requests otherwise. Clients will direct their requests as follows:

                          In writing:    Harding Loevner Management, LP

                                         50 Division Street, Suite 401

                                         Somerville, NJ 08876

                                         Attention:  Proxy Manager

                          By telephone: 908-218-7900

                          By email to: info@hlmnet.com

         B. With Respect to the Fund

            1. The Fund will disclose this proxy voting policy or a description of it, in the Fund's SAI (beginning with the first annual update filed on or after July 1, 2003). The Fund also will disclose in its SAI (beginning with the first annual update filed on or after August 31, 2004) that information is available regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund's website at a specified address, or both, and (ii) on the Securities and Exchange Commission's website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

            2. The Fund will disclose in its annual and semi-annual shareholder reports (beginning with the first shareholder report filed after the effective date of the first annual update to the SAI filed on or after July 1, 2003) that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund's website, if applicable, and (iii) on the Commission's website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

            3. The Fund also will disclose in its annual and semi-annual shareholder reports (beginning with the first report filed on or after August 31, 2004) that information is available about how the Fund voted proxies, if any, during the most recent twelve-month period ended June 30 without charge, upon request,
               (i) either by calling a specified toll-free telephone number, or on or through the Fund's website at a specified address, or both, and (ii) on the Commission's website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or a description of it (i.e., a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

            4. The Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004), and will provide a copy of the report (in paper form, online, or by reference to the SEC's website) to shareholders who request it. The Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website (beginning after August 31, 2004).

VI.      RESPONSIBILITY AND OVERSIGHT

         An Investment Committee member is responsible for the administration and oversight of the Adviser's proxy voting process. Harding Loevner's Chief Compliance Officer (`CCO') is responsible for working with the Investment Committee member in developing, implementing and updating the Adviser's proxy voting policies and procedures. The Investment Committee member currently designated is Ferrill Roll; the firm's current CCO is Patrice Singleton.

VII.     PROCEDURES

         A. Process of Voting Proxies.

         The designated Investment Assistant will monitor upcoming annual and/or extraordinary shareholder meetings via company notices, custodian notices or electronic proxy voting services. Upon receiving notice of an upcoming meeting, the Investment Assistant will review the Proxy Statement, official agenda, and/or other background material, summarize on a Proxy Voting Form (the "Form") and forward the Form and supporting material to the designated Investment Committee member.

         The Investment Committee member will review the Form and supporting material, indicate on the Form how Harding Loevner is to cast its votes on each resolution (adding a written explanation for each vote to be cast in opposition to managements' recommendation), and initial the Form.

         The Investment Assistant will cast votes as indicated on the Form via electronic voting service, or, where necessary, by faxing written voting instructions to the custodian. The Investment Assistant will retain in files all Forms and records of all votes cast at each meeting.

         B. Conflict of Interest

         If the Investment Committee member determines there is, or may be, a material conflict between the Adviser's interest and those of the client, either the Committee member, or a delegated individual, may choose among the following options to deal with the conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote in accordance with the recommendations of an independent service provider that the Adviser may use to assist it in voting proxies; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not the Adviser's clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

         The Fund generally delegates all responsibility for resolving material conflicts of interest to the Adviser. Under this delegation, the Adviser may resolve material conflicts of interest in any reasonable manner consistent with the alternative voting procedures described above. The Fund may revoke all or part of this delegation at any time by a vote of the Board of Directors. In the event the Fund revokes its delegation to the Adviser, the Fund will resolve any conflicts of interest in the best interest of the shareholders. In doing so, the Fund may following the procedures described in this Section VII.B.

VIII.    RECORDKEEPING

         The Adviser maintains records of proxy votes pursuant to Section 204-2 of the Advisers Act. In addition to SEC requirements, the Adviser maintains, for ERISA accounts, records of proxy votes as set out in Department of Labor Bulletin 94-2.
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                          HARDING, LOEVNER FUNDS, INC

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